  As filed with the Securities and Exchange Commission on March 5, 1997

                                        Securities Act Registration No. 2-66407
                               Investment Company Act Registration No. 811-2992
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  -----------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                          PRE-EFFECTIVE AMENDMENT NO.                       [_]

                     POST-EFFECTIVE AMENDMENT NO. 25                   [X]
                                    AND/OR
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 24                        [X]

                       (Check appropriate box or boxes)                [X]

                                  -----------

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
              (Exact name of registrant as specified in charter)
          (formerly Prudential-Bache National Municipals Fund, Inc.)

                           GATEWAY CENTER THREE

                      NEWARK, NEW JERSEY 07102-4077
              (Address of Principal Executive Offices) (Zip Code)

    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 367-7530

                              S. JANE ROSE, ESQ.

                           GATEWAY CENTER THREE

                      NEWARK, NEW JERSEY 07102-4077
              (NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS)
                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                  AS SOON AS PRACTICABLE AFTER THE EFFECTIVE

                   DATE OF THE REGISTRATION STATEMENT.
             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                           (CHECK APPROPRIATE BOX):

                       [_] immediately upon filing pursuant to paragraph (b)

                       [_] on (date) pursuant to paragraph (b)

                       [X] 60 days after filing pursuant to paragraph (a)(1)

                       [_] on (date) pursuant to paragraph (a), of Rule 485.

                       [_] on (date) pursuant to paragraph (a)(1)
                       [_] 75 days after filing pursuant to paragraph (a)(2)
                       [_] on (date) pursuant to paragraph (a)(2), of Rule
                       485.
                          If appropriate, check the following box:
                       [_] this post-effective amendment designates a new
                         effective date for a previously filed post-effective amendment.

  REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO THE RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE RULE 24F-2 NOTICE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR ENDED DECEMBER 31, 1996 WAS FILED ON FEBRUARY 27, 1997.

                     CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                             PROPOSED         PROPOSED
                             AMOUNT          MAXIMUM          MAXIMUM
  TITLE OF SECURITIES        BEING        OFFERING PRICE     AGGREGATE        AMOUNT OF
   BEING REGISTERED        REGISTERED       PER SHARE*    OFFERING PRICE*  REGISTRATION FEE
-------------------------------------------------------------------------------------------
Shares of Common Stock
 par value
 $0.01 per share......     4,685,488          $16.05            N/A               $0

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

* The total number of shares redeemed during the fiscal year ended December
  31, 1996 amounted to 14,736,057 shares. Of this number, no shares have been used for reduction pursuant to paragraph (a) of Rule 24e-2 in all previous filings of post-effective amendments during the current year and no shares have been used for reduction pursuant to paragraph (c) of Rule 24f-2 in all previous filings during the current year. 4,685,488 ($72,523,523) of the redeemed shares for the fiscal year ended December 31, 1996 are being used for the reductions in the post-effective amendment being filed herein.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
                            (AS REQUIRED BY RULE 495)

N-1A ITEM NO.                                     LOCATION
-------------                                     --------
PART A
Item  1. Cover Page.............................  Cover Page
Item  2. Synopsis...............................  Fund HIghlights; Fund Expenses
Item  3. Condensed Financial Information........  Fund Expenses; Financial
                                                  Highlights; How the Fund
                                                  Calculates Performance
Item  4. General Description of Registrant......  Cover Page; Fund Highlights;
                                                  How the Fund Invests; General
                                                  Information
Item  5. Management of the Fund.................  Fund HIghlights; Financial
                                                  Highlights; How the Fund is
                                                  Managed
Item  5a. Management's Discussion of Fund
           Performance..........................  Financial Highlights
Item  6. Capital Stock and Other Securities.....  Taxes, Dividends and
                                                  Distributions; General
                                                  Information
Item  7. Purchase of Securities Being Offered...  Fund HIghlights; How the Fund
                                                  is Managed; How the Fund
                                                  Values its Shares; Shareholder
                                                  Guide
Item  8. Redemption or Repurchase...............  Fund Highlights; General
                                                  Information; How the Fund
                                                  Values its Shares; Shareholder
                                                  Guide
Item  9. Pending Legal Proceedings..............  Not Applicable
PART B
Item 10. Cover Page.............................  Cover Page
Item 11. Table of Contents......................  Table of Contents
Item 12. General Information and History........  General Information
Item 13. Investment Objectives and Policies.....  Investment Objective and
                                                  Policies; Investment
                                                  Restrictions
Item 14. Management of the Fund.................  Directors and Officers;
                                                  Manager; Distributor
Item 15. Control Persons and Principal Holders
          of Securities.........................  Not Applicable
Item 16. Investment Advisory and Other Services.  Manager; Distributor;
                                                  Custodian, Transfer and
                                                  Dividend Disbursing Agent and
                                                  Independent Accountants
Item 17. Brokerage Allocation and Other
          Practices.............................  Portfolio Transactions and
                                                  Brokerage
Item 18. Capital Stock and Other Securities.....  Not Applicable
Item 19. Purchase, Redemption and Pricing of
          Securities Being Offered..............  Purchase and Redemption of
                                                  Fund Shares; Shareholder
                                                  Investment Account; Net Asset
                                                  Value
Item 20. Tax Status.............................  Taxes, Dividends and
                                                  Distributions
Item 21. Underwriters...........................  Distributor
Item 22. Calculation of Performance Data........  Performance Information
Item 23. Financial Statements...................  Financial Statements
PART C

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

-------------------------------------------------------------------------------

PROSPECTUS DATED MARCH 6, 1997

-------------------------------------------------------------------------------

Prudential National Municipals Fund, Inc. (the Fund), is an open-end, diversi-fied management investment company whose investment objective is to seek a high level of current income exempt from federal income taxes. In attempting to achieve this objective, the Fund intends to invest substantially all of its total assets in carefully selected long-term Municipal Bonds of medium quali-ty, i.e., obligations of issuers possessing adequate but not outstanding ca-pacities to service their debt. Subject to the limits described herein, the Fund may also buy and sell financial futures for the purpose of hedging its securities portfolio. There can be no assurance that the Fund's investment ob-jective will be achieved. See "How the Fund is Managed--Investment Objective and Policies." The Fund's address is Gateway Center Three, Newark, New Jersey 07102-4077 and its telephone number is (800) 225-1852.

-------------------------------------------------------------------------------

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated March 6, 1997, which information is incorporated herein by reference (is legally considered a part of this Pro-spectus) and is available without charge upon request to the Fund at the ad-dress or telephone number noted above.

-------------------------------------------------------------------------------

Investors are advised to read this Prospectus and retain it for future reference.

-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

   The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.


 WHAT IS PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.?

   Prudential National Municipals Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified management investment company.

 WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

   The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes. In attempting to achieve this objective, under normal circumstances, the Fund intends to invest substantially all, and in any event at least 80%, of its total assets in Municipal Bonds and Municipal Notes. There can be no assurance that the Fund's objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.

 WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

   The Fund's portfolio will consist primarily of carefully selected long-term Municipal Bonds of medium quality. While the Fund's investment adviser will not be limited by the ratings assigned by the rating services, the Municipal Bonds in which the Fund's portfolio will be principally invested will be rated A and Baa by Moody's Investors Service (Moody's) and A and BBB by Standard & Poor's Ratings Group (S&P) or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO) or, if not rated, will be, in the judgment of the investment adviser, of substantially comparable quality. See "How the Fund Invests--Investment Objective and Policies" at page 8. The Fund may also engage in various hedging and return enhancement strategies, including using derivatives, which may be considered speculative and may result in higher risks and costs to the Fund. See "How the Fund Invests--Hedging and Return Enhancement Strategies" at page 10.

 WHO MANAGES THE FUND?

   Prudential Mutual Fund Management LLC (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Fund's average daily net assets up to and including $250 million, .475 of 1% of the next $250 million, .45 of 1% of the next $500 million, .425 of 1% of the next $250 million, .40 of 1% of the next $250 million and .375 of 1% of the Fund's average daily net assets in excess of $1.5 billion. As of January 31, 1996, PMF served as manager or administrator to 62 investment companies, including 40 mutual funds, with aggregate assets of approximately $55.8 billion. The Prudential Investment Corporation, which does business under the name of Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 19.

 WHO DISTRIBUTES THE FUND'S SHARES?

   Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class A, Class B and Class C shares and is paid an annual distribution and service fee which is currently being charged at the rate of .10 of 1% of the average daily net assets of the Class A shares, at the rate of .50 of 1% of the average daily net assets of the Class B shares and which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares. See "How the Fund is Managed--Distributor" at page 20.

WHAT IS THE MINIMUM INVESTMENT?

  The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100. There is no minimum investment requirement for certain employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 27 and "Shareholder Guide--Shareholder Services" at page 36.

HOW DO I PURCHASE SHARES?

  You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 23 and "Shareholder Guide--How to Buy Shares of the Fund" at page 27.

WHAT ARE MY PURCHASE ALTERNATIVES?

  The Fund offers three classes of shares:

 . Class A Shares:Sold with an initial sales charge of up to 3% of the offering price.

 . Class B Shares: Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

 . Class C Shares: Sold without an initial sales charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but, unlike Class B Shares, Class C Shares do not convert to another class.

  See "Shareholder Guide--Alternative Purchase Plan" at page 28.

HOW DO I SELL MY SHARES?

  You may redeem shares of the Fund at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 31.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

  The Fund expects to declare daily and pay monthly dividends of net investment income and make distributions of net capital gains, if any, at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 24.

                                 FUND EXPENSES

                                           CLASS A        CLASS B             CLASS C
                                           SHARES         SHARES              SHARES
                                           -------        -------             -------
  SHAREHOLDER TRANSACTION
   EXPENSES+
  Maximum Sales Load Imposed on
   Purchases
   (as a percentage of offering
   price).........................          3%             None                None
  Maximum Sales Load or Deferred
   Sales Load Imposed on
   Reinvested Dividends...........          None           None                None
  Maximum Deferred Sales Load (as
   a percentage of original
   purchase price or redemption             None    5% during the first 1% on redemptions
   proceeds, whichever is lower)..                  year,               made within one
                                                    decreasing by 1%    year of purchase
                                                    annually to 1% in
                                                    the fifth and sixth
                                                    years and 0% the
                                                    seventh year*
    Redemption Fees...............          None           None                None
    Exchange Fees.................          None           None                None
  ANNUAL FUND OPERATING EXPENSES**
  (as a percentage of average net assets)  CLASS A        CLASS B             CLASS C
                                           SHARES         SHARES              SHARES
                                           -------        -------             -------
    Management Fees (Before
     Waiver)......................           .48%           .48%                .48%
    12b-1 Fees (After
     Reduction) +.................           .10%++         .50%                .75++
    Other Expenses................           .15%           .15%                .15%
                                             ---            ---                 ---
    Total Fund Operating Expenses            .73%          1.13%               1.38%
     (Before Waiver)..............           ===           ====                ====

  EXAMPLE                                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
  You would pay the following expenses on a
   $1,000 investment, assuming (1) 5% annual
   return, and (2) redemption at the end of
   each time period:
    Class A...................................  $37     $53     $69     $118
    Class B...................................  $42     $46     $62     $111
    Class C...................................  $24     $44     $76     $166
  You would pay the following expenses on the
   same investment assuming no redemption:
    Class A...................................  $37     $53     $69     $118
    Class B...................................  $12     $36     $62     $111
    Class C...................................  $14     $44     $76     $166

 The above example is based on data for the Fund's fiscal year ended Decem-ber 31, 1996. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

 The purpose of this table is to assist investors in understanding the vari-ous costs and expenses that an investor in the Fund will bear, whether di-rectly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund Is Managed." "Other Expenses" include oper-ating expenses of the Fund, such as directors' and professional fees, reg-istration fees, reports to shareholders, transfer agency and custodian fees.
 --------
  * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide-- Conversion Feature--Class B Shares."

 ** Based on expenses incurred during the fiscal year ended December 31, 1996, without taking into account the management fee waiver. At the current level of management fee waiver (.05%), Management Fees and Total Fund Operating Expenses would be .43% and .75%, respectively, for Class A shares, .43% and 1.15%, respectively, for Class B shares, .43% and 1.40%, respectively, for Class C shares.

  + Pursuant to rules of the National Association of Securities Dealers,
    Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of the total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."

 ++ Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% per annum and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to Class A and Class C shares of the Fund to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A and Class C shares, respectively, for the year ending December 31, 1997. Total operating expenses (before management fee waiver) and without such limitations would be .93% and 1.63% for Class A and Class C shares, respectively. See "How the Fund is Managed-- Distributor."

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE PERIODS INDICATED)
                                (CLASS A SHARES)

  The following financial highlights with respect to each of the five years in the period ended December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of common stock outstanding, total return, ratios to average net assets and other supplemental data for each of the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                                                       JANUARY 22,
                                            YEAR ENDED                                   1990(B)
                                           DECEMBER 31,                                  THROUGH
                          -----------------------------------------------------------   DECEMBER
                            1996         1995        1994      1993     1992    1991    31, 1990
                          --------     --------     -------   -------  ------  ------  -----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period....  $  15.98     $  14.42     $ 16.30   $ 15.94  $16.00  $15.09    $14.98
                          --------     --------     -------   -------  ------  ------    ------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...       .82(d)       .81(d)      .81       .90     .94     .97       .90
Net realized and
 unrealized gain (loss)
 on investment
 transactions...........      (.42)        1.57       (1.78)     1.05     .43     .91       .11
                          --------     --------     -------   -------  ------  ------    ------
 Total from investment
 operations.............       .40         2.38        (.97)     1.95    1.37    1.88      1.01
                          --------     --------     -------   -------  ------  ------    ------
LESS DISTRIBUTIONS:
Dividends from net
 investment income......      (.82)        (.81)       (.81)     (.90)   (.94)   (.97)     (.90)
Distributions in excess
 of net investment
 income.................        --(e)      (.01)         --        --      --      --        --
Distributions from net
 realized gains.........        --           --        (.10)     (.69)   (.49)     --        --
                          --------     --------     -------   -------  ------  ------    ------
 Total distributions....      (.82)        (.82)       (.91)    (1.59)  (1.43)   (.97)     (.90)
                          --------     --------     -------   -------  ------  ------    ------
Net asset value, end of
 period.................  $  15.56     $  15.98     $ 14.42   $ 16.30  $15.94  $16.00    $15.09
                          ========     ========     =======   =======  ======  ======    ======
TOTAL RETURN(A).........      2.66%       16.91%      (6.04)%   12.60%   8.88%  12.94%     6.88%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000)...........  $502,739     $538,145     $12,721   $14,167  $7,700  $3,819    $1,846
Average net assets
 (000)..................  $508,159     $446,350     $14,116   $11,786  $5,401  $2,697    $1,161
Ratios to average net
 assets:
 Expenses, including
  distribution fees.....       .68%(d)      .75%(d)     .77%      .69%    .72%    .75%      .75%(c)
 Expenses, excluding
  distribution fees.....       .58%(d)      .65%(d)     .67%      .59%    .62%    .65%      .65%(c)
 Net investment income..      5.31%(d)     5.34%(d)    5.38%     5.49%   5.79%   6.27%     6.43%(c)
Portfolio turnover rate.        46%          98%        120%       82%    114%     59%      110%

--------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of offering of Class A shares.
(c) Annualized.

(d)  Net of management fee waiver.

(e) Less than $.005 per share.

                             FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE YEARS INDICATED)
                               (CLASS B SHARES)

  The following financial highlights with respect to each of the five years in the period ended December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of common stock outstanding, total return, ratios to average net assets and other supplemental data for each of the years indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                            YEAR ENDED DECEMBER 31,
                        ------------------------------------------------------------------------------------------------------------
                        1996(B)        1995         1994       1993      1992      1991      1990       1989      1988(B)       1987
                        --------     --------     --------   --------  --------  --------  --------  ----------  ----------  -------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, be-
 ginning of year......  $  16.02     $  14.45     $  16.33   $  15.97  $  16.02  $  15.11  $  15.15  $    15.04  $    14.57  $16.18
                        --------     --------     --------   --------  --------  --------  --------  ----------  ----------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income
 .....................       .76(c)       .76(c)       .75        .84       .88       .91       .90         .96        1.03    1.05
Net realized and
 unrealized gain
 (loss) on investment
 transactions.........      (.42)        1.58        (1.78)      1.05       .44       .91      (.04)        .11         .47   (1.55)
                        --------     --------     --------   --------  --------  --------  --------  ----------  ----------  ------
 Total from investment
  operations..........       .34         2.34        (1.03)      1.89      1.32      1.82       .86        1.07        1.50    (.50)
                        --------     --------     --------   --------  --------  --------  --------  ----------  ----------  ------
LESS DISTRIBUTIONS:
Dividends from net in-
 vestment income......      (.76)        (.76)        (.75)      (.84)     (.88)     (.91)     (.90)       (.96)      (1.03)  (1.05)
Distributions in
 excess of net
 investment income....        --(d)      (.01)          --         --        --        --        --          --          --      --
Distributions from net
 realized gains.......        --           --         (.10)      (.69)     (.49)       --        --          --          --    (.06)
                        --------     --------     --------   --------  --------  --------  --------  ----------  ----------  ------
 Total distributions..      (.76)        (.77)        (.85)     (1.53)    (1.37)     (.91)     (.90)       (.96)      (1.03)  (1.11)
                        --------     --------     --------   --------  --------  --------  --------  ----------  ----------  ------
Net asset value, end
 of year..............  $  15.60     $  16.02     $  14.45   $  16.33  $  15.97  $  16.02  $  15.11  $    15.15  $    15.04  $14.57
                        ========     ========     ========   ========  ========  ========  ========  ==========  ==========  ======
TOTAL RETURN(A).......      2.26%       16.49%       (6.39)%    12.15%     8.50%    12.42%     5.96%       7.43%      10.49% (3.14)%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 year (000) ..........  $168,185     $222,865     $672,272   $848,299  $828,702  $874,338  $882,212 $1,033,173 $1,066,159 $1,046,293
Average net assets
 (000)................  $193,312     $252,313     $751,623   $854,919  $829,830  $862,249  $940,215 $1,027,726 $1,081,122 $1,126,394
Ratios to average net
 assets:
 Expenses, including
  distribution fees...      1.08%(c)     1.15%(c)     1.17%      1.09%     1.12%     1.15%     1.13%       1.01%       1.02%   1.01%
 Expenses, excluding
  distribution fees...       .58%(c)      .65%(c)      .67%       .59%      .62%      .65%      .64%        .66%        .66%    .65%
 Net investment in-
  come................      4.91%(c)     4.96%(c)     4.96%      5.09%     5.39%     5.87%     6.03%       6.45%       6.86%   6.83%
Portfolio turnover
 rate.................        46%          98%         120%        82%      114%       59%      110%        198%        152%    105%

-------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b) On May 2, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as investment adviser and since then has acted as Manager of the Fund. See "Manager" in the Statement of Additional Information.

(c)  Net of management fee waiver.

(d) Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE PERIODS INDICATED)
                                (CLASS C SHARES)

  The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."

                                                                   AUGUST 1,
                                             YEAR ENDED             1994(B)
                                            DECEMBER 31,            THROUGH
                                            -----------------     DECEMBER 31,
                                             1996       1995          1994
                                            ------     ------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....... $16.02     $14.44        $15.13
                                            ------     ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................    .72(d)     .72(d)        .29
Net realized and unrealized gain (loss) on
 investment transactions...................   (.42)      1.59          (.69)
                                            ------     ------        ------
 Total from investment operations..........    .30       2.31          (.40)
                                            ------     ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income.......   (.72)      (.72)         (.29)
Distributions in excess of net investment
 income....................................    -- (e)    (.01)          --
                                            ------     ------        ------
 Total distributions.......................   (.72)      (.73)         (.29)
                                            ------     ------        ------
Net asset value, end of period............. $15.60     $16.02        $14.44
                                            ======     ======        ======
TOTAL RETURN(A)............................   2.01%     16.22%       (2.63)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............ $  772     $  403        $  141
Average net assets (000)................... $  674     $  247        $  103
Ratios to average net assets:
 Expenses, including distribution fees.....   1.33%(d)   1.40%(d)      1.51%(c)
 Expenses, excluding distribution fees.....    .58%(d)    .65%(d)       .76%(c)
 Net investment income.....................   4.67%(d)   4.66%(d)      4.84%(c)
Portfolio turnover rate....................     46%        98%          120%

--------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of offering of Class C shares.
(c) Annualized.

(d) Net of Management Fee waiver.

(e) Less than $.005 per share.

                             HOW THE FUND INVESTS


INVESTMENT OBJECTIVE AND POLICIES

  THE INVESTMENT OBJECTIVE OF THE FUND IS TO SEEK A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES. IN ATTEMPTING TO ACHIEVE THIS OBJECTIVE, UNDER NORMAL CIRCUMSTANCES THE FUND INTENDS TO INVEST SUBSTANTIALLY ALL, AND IN ANY EVENT AT LEAST 80%, OF ITS TOTAL ASSETS IN MUNICIPAL BONDS AND MUNICIPAL NOTES. THERE CAN BE NO ASSURANCE THAT SUCH OBJECTIVE WILL BE ACHIEVED. See "Investment Objective and Policies" in the Statement of Additional Information.

  THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). FUND POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

  THE MUNICIPAL BONDS IN WHICH THE FUND MAY INVEST INCLUDE GENERAL OBLIGATION AND LIMITED OBLIGATION OR REVENUE BONDS. GENERAL OBLIGATION BONDS ARE SECURED BY THE ISSUER'S PLEDGE OF ITS FAITH, CREDIT AND TAXING POWER FOR THE PAYMENT OF PRINCIPAL AND INTEREST, WHEREAS REVENUE BONDS ARE PAYABLE ONLY FROM THE REVENUES DERIVED FROM A PARTICULAR FACILITY OR CLASS OF FACILITIES OR IN SOME CASES, FROM THE PROCEEDS OF A SPECIAL EXCISE OR OTHER SPECIFIC REVENUE SOURCE. THE MUNICIPAL NOTES IN WHICH THE FUND MAY INVEST INCLUDE TAX, REVENUE AND BOND ANTICIPATION NOTES WHICH ARE ISSUED TO OBTAIN FUNDS FOR VARIOUS PUBLIC PURPOSES.

  Interest on certain Municipal Bonds and Municipal Notes may be subject to the federal alternative minimum tax. From time to time the Fund may purchase Municipal Bonds and Municipal Notes that are "private activity bonds" (as defined in the Internal Revenue Code), the interest on which is a tax preference subject to the alternative minimum tax. See "Taxes, Dividends and Distributions".

  THE FUND'S PORTFOLIO WILL CONSIST PRIMARILY OF CAREFULLY SELECTED LONG-TERM MUNICIPAL BONDS OF MEDIUM QUALITY. WHILE THE FUND'S INVESTMENT ADVISER WILL NOT BE LIMITED BY THE RATINGS ASSIGNED BY THE RATING SERVICES, THE MUNICIPAL BONDS IN WHICH THE FUND'S PORTFOLIO WILL BE PRINCIPALLY INVESTED WILL BE RATED A AND BAA BY MOODY'S INVESTORS SERVICE (MOODY'S) AND A AND BBB BY STANDARD & POOR'S RATINGS GROUP (S&P) OR COMPARABLY RATED BY ANY OTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR, IF NOT RATED, WILL BE, IN THE JUDGMENT OF THE INVESTMENT ADVISER, OF SUBSTANTIALLY COMPARABLE QUALITY. Bonds rated BBB by S&P normally exhibit adequate payment protection parameters, but in the event of adverse market conditions are more likely to lead to a weakened capacity to pay principal and interest than bonds in the A category. Bonds rated Baa by Moody's are considered "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. A more complete description of these and other Municipal Bond and Note ratings is contained in Appendix A to the Statement of Additional Information.

  As of December 31, 1996, the composition of the Fund's portfolio by rating category was as follows:

                 PERCENTAGE OF
     RATINGS   TOTAL INVESTMENTS
     -------   -----------------
     AAA/Aaa         60.2%
     AA/Aa           12.1%
     A/A              7.2%
     BBB/Baa         18.9%
     B/B              --
     CCC/Caa          --
     CC/Ca            --
     C/C              --
     Unrated          1.6%

  BECAUSE ISSUERS OF MEDIUM QUALITY MUNICIPAL BONDS MAY CHOOSE NOT TO HAVE THEIR OBLIGATIONS RATED, IT IS POSSIBLE THAT A SUBSTANTIAL PORTION OF THE FUND'S PORTFOLIO MAY CONSIST OF OBLIGATIONS WHICH ARE NOT RATED. The market for rated bonds is usually broader than that for non-rated bonds, which may result in less flexibility in disposal of such non-rated bonds.

  THE FUND MAY ALSO ACQUIRE MUNICIPAL BONDS WHICH HAVE BEEN RATED BELOW MEDIUM QUALITY BY THE RATING SERVICES IF, IN THE JUDGMENT OF THE FUND'S INVESTMENT ADVISER, THE BONDS HAVE THE CHARACTERISTICS OF MEDIUM QUALITY OBLIGATIONS. In determining whether Municipal Bonds which are not rated or which have been rated below medium quality by the rating services have the characteristics of rated Municipal Bonds of medium quality, the investment adviser will rely upon information from various sources, including, if available, reports by the rating services, research, analysis and appraisals of brokers and dealers and the views of the Fund's directors and others regarding economic developments and the creditworthiness of particular issuers.

  MUNICIPAL BONDS OF MEDIUM QUALITY ARE SUBJECT TO FLUCTUATION IN VALUE AS A RESULT OF CHANGING ECONOMIC CIRCUMSTANCES AS WELL AS CHANGES IN INTEREST RATES. THUS, WHILE MEDIUM QUALITY OBLIGATIONS WILL GENERALLY PROVIDE A HIGHER YIELD THAN DO HIGH QUALITY MUNICIPAL BONDS OF SIMILAR MATURITIES, THEY ARE SUBJECT TO A GREATER DEGREE OF MARKET FLUCTUATION WITH LESS CERTAINTY OF THE ISSUER'S CONTINUING ABILITY TO MEET THE PAYMENTS OF PRINCIPAL AND INTEREST WHEN DUE AND MAY HAVE SPECULATIVE CHARACTERISTICS NOT PRESENT IN BONDS OF HIGHER QUALITY. IN ADDITION, OBLIGATIONS WITH LONGER MATURITIES (E.G., 20 YEARS OR MORE) GENERALLY OFFER BOTH HIGHER YIELDS AND GREATER EXPOSURE TO MARKET FLUCTUATION FROM CHANGES IN INTEREST RATES THAN DO THOSE WITH SHORTER MATURITIES. CONSEQUENTLY, SHARES OF THE FUND MAY NOT BE SUITABLE FOR PERSONS WHO CANNOT ASSUME THE SOMEWHAT GREATER RISKS OF CAPITAL DEPRECIATION INVOLVED IN SEEKING HIGHER TAX-EXEMPT YIELDS.

  In recent years, there has been a narrowing of the yield spreads between higher and lower quality Municipal Bonds and a reduction in the supply of medium grade Municipal Bonds. As a result of these changing conditions in the municipal securities markets, the investment adviser has invested a substantial portion of the Fund's assets in higher quality Municipal Bonds. The investment adviser intends to invest in medium grade Municipal Bonds to the extent market conditions warrant.

  THE INTEREST RATES PAYABLE ON CERTAIN MUNICIPAL BONDS AND NOTES ARE NOT FIXED AND MAY FLUCTUATE BASED UPON CHANGES IN MARKET RATES. MUNICIPAL BONDS AND NOTES OF THIS TYPE ARE CALLED "VARIABLE RATE" OBLIGATIONS. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of the Fund to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation. The payment of principal and interest by issuers of certain Municipal Bonds and Notes purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a Municipal Bond or Note meets the Fund's investment quality requirements.

  THE FUND MAY ALSO INVEST IN INVERSE FLOATERS. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  SOME MUNICIPAL SECURITIES, SUCH AS ZERO COUPON MUNICIPAL SECURITIES, DO NOT PAY CURRENT INTEREST BUT ARE PURCHASED AT A DISCOUNT FROM THEIR FACE VALUES. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest.

  THE FUND MAY BE ABLE TO REDUCE THE RISK OF FLUCTUATIONS IN ASSET VALUE CAUSED BY CHANGES IN INTEREST RATES BY HEDGING ITS PORTFOLIO THROUGH THE USE OF FINANCIAL FUTURES. During or in anticipation of a decline in interest rates, the Fund may purchase futures contracts to hedge against subsequent purchases of long-term bonds at higher prices. During or in anticipation of an increase in interest rates, the Fund may hedge its portfolio securities by selling futures contracts for the purpose of limiting the exposure of its portfolio to the resulting decrease in value. There are risks associated with hedging transactions and there can be no assurance that hedges will have the intended result. See "Hedging and Return Enhancement Strategies" below.

  ALSO, THE FUND MAY PURCHASE SECONDARY MARKET INSURANCE ON MUNICIPAL BONDS AND NOTES WHICH IT HOLDS OR ACQUIRES. Although the fee for secondary market insurance will reduce the yield of the insured Bonds and Notes, such insurance would be reflected in the market value of the municipal obligation purchased and may enable the Fund to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Municipal Bonds and Notes held by the Fund reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, i.e., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Fund.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

  THE FUND MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING DERIVATIVES, TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN, BUT NOT FOR SPECULATION. THE FUND, AND THUS THE INVESTOR, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. These strategies currently include the purchase of put or tender options on Municipal Bonds and Notes and the purchase and sale of financial futures contracts and options thereon and municipal bond index futures contracts. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objective and Policies--Additional Investment Policies" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

PUTS

  THE FUND MAY PURCHASE AND EXERCISE PUTS OR TENDER OPTIONS ON MUNICIPAL BONDS AND NOTES. PUTS OR TENDER OPTIONS GIVE THE FUND THE RIGHT TO SELL SECURITIES HELD IN THE FUND'S PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Puts or tender options may be acquired to reduce the volatility of the market value of securities subject to puts or tender options compared to the volatility of similar securities not subject to puts. The acquisition of a put or tender option may involve an additional cost to the Fund compared to the cost of securities with similar credit ratings, stated maturities and interest coupons but without applicable puts. Such increased cost may be paid either by way of an initial or periodic premium for the put or by way of a higher purchase price for securities to which the put is attached. In addition, there is a credit risk associated with the purchase of puts or tender options in that the issuer of the put or tender option may be unable to meet its obligation to purchase the underlying security. Accordingly, the Fund will acquire puts or tender options under the following circumstances: (1) the put or tender option is written by the issuer of the underlying security and such security is rated within the 4 highest quality grades as determined by Moody's, S&P or other NRSRO; (2) the put or tender option is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such 4 highest quality grades; or (3) the put or tender option is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the 2 highest quality grades of such rating services.

  THE FUND ANTICIPATES BEING AS FULLY INVESTED AS PRACTICABLE IN MUNICIPAL BONDS AND NOTES; HOWEVER, BECAUSE THE FUND DOES NOT INTEND TO INVEST IN TAXABLE OBLIGATIONS, THERE MAY BE OCCASIONS WHEN, AS A RESULT OF MATURITIES OF PORTFOLIO SECURITIES OR SALES OF FUND SHARES OR IN ORDER TO MEET ANTICIPATED REDEMPTION REQUESTS, THE FUND MAY HOLD CASH WHICH IS NOT EARNING INCOME. IN ADDITION, THERE MAY BE OCCASIONS WHEN, IN ORDER TO RAISE CASH TO MEET REDEMPTIONS, THE FUND MIGHT BE REQUIRED TO SELL SECURITIES AT A LOSS.

  Unlike many issues of common and preferred stock and corporate bonds which are traded between brokers acting as agent for their customers on securities exchanges, Municipal Bonds and Notes are customarily purchased from or sold to dealers who are selling or buying for their own account. There are no requirements that most Municipal Bonds and Notes be registered with or qualified for sale by federal or state securities regulators. Since there are large numbers of Municipal Bond and Note issues of many different issuers, most issues do not trade on any single day. On the other hand, most issues are always marketable, since a major dealer will normally, on request, bid for any issue, other than obscure ones. Regional municipal securities dealers are frequently more willing to bid on issues of municipalities in their geographic area.

  ALTHOUGH ALMOST ALL MUNICIPAL BONDS AND NOTES ARE MARKETABLE, THE STRUCTURE OF THE MARKET INTRODUCES ITS OWN ELEMENT OF RISK; A SELLER MAY FIND, ON OCCASION, THAT DEALERS ARE UNWILLING TO MAKE BIDS FOR CERTAIN ISSUES THAT THE SELLER CONSIDERS REASONABLE. IF THE SELLER IS FORCED TO SELL, HE OR SHE MAY REALIZE A CAPITAL LOSS THAT WOULD NOT HAVE BEEN NECESSARY IN DIFFERENT CIRCUMSTANCES. BECAUSE THE NET ASSET VALUE OF THE FUND'S SHARES REFLECTS THE DEGREE OF WILLINGNESS OF DEALERS TO BID FOR MUNICIPAL BONDS AND NOTES, THE PRICE OF THE FUND'S SHARES MAY BE SUBJECT TO GREATER FLUCTUATION THAN SHARES OF OTHER INVESTMENT COMPANIES WITH DIFFERENT INVESTMENT POLICIES. SEE "NET ASSET VALUE" IN THE STATEMENT OF ADDITIONAL INFORMATION.

  The ratings of Moody's, S&P and other NRSROs represent each service's opinion as to the quality of the Municipal Bonds or Notes rated. It should be emphasized that ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Subsequent to its purchase by the Fund, an issue of Municipal Bonds or Notes may cease to be rated, or its ratings may be reduced. Neither event requires the elimination of that obligation from the Fund's portfolio, but will be a factor in determining whether the Fund should continue to hold that issue in its portfolio.

  FROM TIME TO TIME, PROPOSALS HAVE BEEN INTRODUCED BEFORE CONGRESS FOR THE PURPOSE OF RESTRICTING OR ELIMINATING THE FEDERAL INCOME TAX EXEMPTION FOR INTEREST ON MUNICIPAL BONDS AND NOTES AND FOR PROVIDING STATE AND LOCAL GOVERNMENTS WITH FEDERAL CREDIT ASSISTANCE. REEVALUATION OF THE FUND'S INVESTMENT OBJECTIVE AND STRUCTURE MIGHT BE NECESSARY IN THE FUTURE DUE TO MARKET CONDITIONS WHICH MAY RESULT FROM FUTURE CHANGES IN THE TAX LAWS.

FUTURES CONTRACTS AND OPTIONS THEREON

  THE FUND MAY ENGAGE IN TRANSACTIONS IN FUTURES CONTRACTS FOR RETURN ENHANCEMENT AND RISK MANAGEMENT PURPOSES AS WELL AS TO REDUCE THE RISK OF FLUCTUATIONS IN THE VALUE OF ITS ASSETS CAUSED BY INTEREST RATE CHANGES BY HEDGING ITS PORTFOLIO THROUGH THE USE OF FINANCIAL FUTURES AND OPTIONS THEREON TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE.

  FUTURES CONTRACTS

  The Fund may enter into futures contracts for the purchase or sale of debt securities and financial indices (collectively, interest rate futures contracts) in accordance with the Fund's investment objective. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire a specified quantity of the securities underlying the contract at a specified price at a specified future date. A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver a specified quantity of the securities underlying the contract at a specified price at a specified future date. At the time a futures contract is purchased or sold, the Fund is required to deposit cash, U.S. Government securities or other liquid unencumbered assets with a futures commission merchant or in a segregated custodial account representing between approximately 1 1/2% to 5% of the contract amount, called "initial margin." Thereafter, the futures contract will be valued daily and the payment in cash of "maintenance" or "variation margin" may be required, resulting in the Fund paying or receiving cash that reflects any decline or increase in the contract's value, a process known as "mark-to-market."

  Some futures contracts by their terms may call for the actual delivery or acquisition of the underlying assets and other futures contracts must be "cash settled." In most cases the contractual obligation is extinguished before the expiration of the contract by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery or acquisition in the same month. The purchase (or sale) of an offsetting futures contract is referred to as a "closing transaction."

  LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED
OPTIONS

  CFTC LIMITS. In accordance with Commodity Futures Trading Commission (CFTC) regulations, the Fund is not permitted to purchase or sell interest rate futures contracts or options thereon for return enhancement or risk management purposes if immediately thereafter the sum of the amounts of initial margin deposits on a Fund's existing futures and premiums paid for options on futures exceed 5% of the liquidation value of such Fund's total assets (the 5% CFTC limit). This restriction does not apply to the purchase and sale of interest rate futures contracts and options thereon for bona fide hedging purposes.

  SEGREGATION REQUIREMENTS. To the extent the Fund enters into futures contracts, it is required by the SEC to maintain a segregated asset account with its custodian or a futures commissions merchant sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash, U.S. government securities or other liquid, unencumbered assets from their portfolios in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with the Custodian or a futures commission merchant with respect to such futures contracts. Offsetting the contract by another identical contract eliminates the segregation requirement.

  With respect to options on futures, there are no segregation requirements for options that are purchased and owned by the Fund. However, written options, since they involve potential obligations of the Fund, may require segregation of Fund assets if the options are not "covered" as described below under "Options on Futures Contracts." If the Fund writes a call option that is not "covered," it must segregate and maintain with the custodian for the term of the option cash, U.S. government securities or other liquid, unencumbered assets equal to the fluctuating value of the optioned futures. If a Fund writes a put option that is not "covered," the segregated amount would have to be at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with the Custodian or a futures commission merchant with respect to such option).

  USE OF INTEREST RATE FUTURES CONTRACTS

  Interest rate futures contracts will be used for bona fide hedging, risk management and return enhancement purposes.

  POSITION HEDGING. The Fund might sell interest rate futures contracts to protect the Fund against a rise in interest rates which would be expected to decrease the value of debt securities which the Fund holds. This would be considered a bona fide hedge and, therefore, is not subject to the 5% CFTC limit. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have closely correlated or are expected to closely correlate to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a hedging technique would allow the Fund to maintain a defensive position without having to sell portfolio securities. If in fact interest rates decline rather than rise, the value of the futures contract will fall but the value of the bonds should rise and should offset all or part of the loss. If futures contracts are used to hedge 100% of the bond position and correlate precisely with the bond positions, there should be no loss or gain with a rise (or fall) in interest rates. However, if only 50% of the bond position is hedged with futures, then the value of the remaining 50% of the bond position would be subject to change because of interest rate fluctuations. Whether the bond positions and futures contracts correlate is a significant risk factor.

  ANTICIPATORY POSITION HEDGING. Similarly, when it is expected that interest rates may decline and the Fund intends to acquire debt securities, the Fund might purchase interest rate futures contracts. The purchase of futures contracts for this purpose would constitute an anticipatory hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund subsequently acquires and would normally qualify as a bona fide hedge not subject to the 5% CFTC limit. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that would be purchased, the Fund could take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund could make the intended purchases of the debt securities in the cash market and concurrently liquidate the futures positions.

  RISK MANAGEMENT AND RETURN ENHANCEMENT. The Fund might sell interest rate futures contracts covering bonds. This has the same effect as selling bonds in the portfolio and holding cash and reduces the duration of the portfolio. (Duration measures the price sensitivity of the portfolio to interest rates. The longer the duration, the greater the impact of interest rate changes on the portfolio's price.) This should lessen the risks associated with a rise in interest rates. In some circumstances, this may serve as a hedge against a loss of principal, but is usually referred to as an aspect of risk management.

  The Fund might buy interest rate futures contracts covering bonds with a longer maturity than its portfolio average. This would tend to increase the duration and should increase the gain in the overall portfolio if interest rates fall. This is often referred to as risk management rather than hedging but, if it works as intended, has the effect of increasing principal value. It if does not work as intended because interest rates rise instead of fall, the loss will be greater than would otherwise have been the case. Futures contracts used for these purposes are not considered bona fide hedges and, therefore, are subject to the 5% CFTC limit.

  OPTIONS ON FUTURES CONTRACTS

  The Fund may enter into options on futures contracts for certain bona fide hedging, risk management and return enhancement purposes. This includes the ability to purchase put and call options and write (i.e., sell) "covered" put and call options on futures contracts that are traded on commodity and futures exchanges.

  If the Fund purchased an option on a futures contract, it has the right but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the option exercise period.

  Unlike purchasing an option, which is similar to purchasing insurance to protect against a possible rise or fall of security prices or currency values, the writer or seller of an option undertakes an obligation upon exercise of the option to either buy or sell the underlying futures contract at the exercise price. A writer of a call option has the obligation upon exercise to assume a short futures position and a writer of a put option has the obligation to assume a long futures position. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If there is no balance in the writer's margin account, the option is "out of the money" and will not be exercised. The Fund, as the writer, has income in the amount it was paid for the option. If there is a margin balance, the Fund will have a loss in the amount of the amount of the balance less the premium it was paid for writing the option.

  When the Fund writes a put or call option on futures contracts, the option must either be "covered" or, to the extent not "covered," will be subject to segregation requirements. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option. A Fund will be considered "'covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option.

 To the extent the Fund is not "covered" as described above with respect to written options, it will segregate and maintain with its custodian for the term of the option cash or liquid securities as described above under-- "Segregation Requirements."

  USE OF OPTIONS ON FUTURES CONTRACTS

  Options on interest rate futures contracts would be used for bona fide hedging, risk management and return enhancement purposes.

  POSITION HEDGING. The Fund may purchase put options on interest rate or currency futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates.

  ANTICIPATORY HEDGING. The Fund may also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund might intend to acquire as a result of declining interest rates.

  Writing a put option on a futures contract may serve as a partial anticipatory hedge against an increase in the value of debt securities the Fund might intend to acquire. If the futures price at expiration of the option is above the exercise price, the Fund retains the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intended to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund would incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund might intend to acquire.

  Whether options on interest rate futures contracts are subject to or exempt from the 5% CFTC limit depends on whether the purpose of the options constitutes a bona fide hedge.

  RISK MANAGEMENT AND RETURN ENHANCEMENT. Writing a put option that does not relate to securities the Fund intends to acquire would be a return enhancement strategy which would result in a loss if interest rates rise.

  Similarly, writing a covered call option on a futures contract is also a return enhancement strategy. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund would retain the full amount of the option premium increasing the income of the Fund. If the futures price when the option is exercised is above the exercise price, however, the Fund would sell the underlying securities which was the "cover" for the contract and incur a gain or loss depending on the cost basis for the underlying assets.

  Writing a covered call option as in any return enhancement strategy can also be considered a partial hedge against a decrease in the value of a Fund's portfolio securities. The amount of the premium received acts as a partial hedge against any decline that may have occurred in the Fund's debt securities.

  RISKS RELATING TO TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS THEREON

  The Fund's ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these markets. Although the Fund generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which the Fund had written and which the Fund was unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

  Risks inherent in the use of these strategies include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and markets; (2) imperfect correlation between the price of futures contracts and options thereon and movement in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to sell a portfolio security at a time that otherwise would be favorable for it to do so. In the event it did sell the security and eliminated its "cover," it would have to replace its "cover" with an appropriate futures contract or option or segregate securities with the required value, as described under--"Segregation Requirements."

  Although futures prices themselves have the potential to be extremely volatile, in the case of any strategy involving interest rate futures contracts and options thereon when the Subadviser's expectations are not met, assuming proper adherence to the segregation requirement, the volatility of the Fund as a whole should be no greater than if the same strategy had been pursued in the cash market.

  Exchanges on which futures and related options trade may impose limits on the positions that the Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

  Pursuant to the requirements of the Commodity Exchange Act, as amended (the Commodity Exchange Act), all futures contracts and options thereon must be traded on an exchange. Since a clearing corporation effectively acts as the counterparty on every futures contract and option thereon, the counterparty risk depends on the strength of the clearing or settlement corporation associated with the exchange. Additionally, although the exchanges provide a means of closing out a position previously established, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In the case of options on futures, if such a market does not exist, the Fund, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit, and if the Fund were the writer of the option, its obligation would not terminate until the option expired or the Fund was assigned an exercise notice.

  There can be no assurance that the Fund's use of futures contracts and related options will be successful and the Fund may incur losses in connection with its purchase and sale of future contracts and related options.

OTHER INVESTMENTS AND POLICIES

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  The Fund may purchase municipal obligations on a "when-issued" or "delayed delivery basis," in each case without limit. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for such securities take place at a later date. During the period between purchase and settlement, no interest accrues to the purchaser. In the case of purchases by the Fund, the price that the Fund is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Fund intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Fund makes the commitment to purchase a municipal obligation on a when-issued basis, it will record the transaction and reflect the value of the obligation, each day, in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Fund. If the seller defaults in the sale, the Fund could fail to realize the appreciation, if any, that had occurred. The Fund will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government Securities, equity securities or other liquid unencumbered assets, marked-to-market daily equal in value to its commitments for when-issued or delayed delivery securities.

  MUNICIPAL LEASE OBLIGATIONS

  THE FUND MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (e.g., schools, dormitories, office buildings or prisons). The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Board of Directors. Municipal lease obligations will not be considered illiquid for purposes of the Fund's 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Illiquid Securities" below and "Investment Objective and Policies--Illiquid Securities" in the Statement of Additional Information.

  ILLIQUID SECURITIES

  The Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days or contractual restrictions on resale and securities that are not readily marketable. Securities, including municipal lease obligations, that have a readily available market are not considered illiquid for the purposes of this limitation. The investment adviser will monitor the liquidity of such securities under the supervision of the Directors. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

  INVESTMENTS IN SECURITIES OF OTHER INVESTMENT COMPANIES

  The Fund may invest up to 10% of its total assets in shares of other investment companies. To the extent that the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

  BORROWING

  The Fund may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. However, the Fund will not purchase portfolio securities when borrowings exceed 5% of the value of the Fund's total assets.

PORTFOLIO MANAGEMENT TECHNIQUES

  In seeking to achieve the Fund's investment objective, the Fund's investment adviser will cause the Fund to purchase securities which it believes represent the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the economy, movements in the general level and term structure of interest rates, political developments and variations in the supply of funds available for investment in the tax-exempt market relative to the demand for funds placed upon it. The following are some of the more important management techniques which will be utilized by the Fund's investment adviser.

  ADJUSTMENT OF MATURITIES

  The investment adviser will seek to anticipate movements in interest rates and will adjust the maturity distribution of the portfolio accordingly. Longer term securities have ordinarily yielded more than shorter term securities. From time to time, however, the normal yield relationships between longer and shorter term securities have been reversed. In addition, longer term securities have historically been subject to greater and more rapid price fluctuation. The investment adviser will be free to take advantage of price volatility in order to attempt to increase the Fund's net asset value by making appropriate sales and purchases of portfolio securities.

  ISSUE AND QUALITY CLASSIFICATION

  Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. Similarly, securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments as well as temporary imbalances in normal supply and demand relationships. The investment adviser monitors these fluctuations closely, and will adjust portfolio positions in various issue and quality classifications according to the value disparities brought about by these yield relationship fluctuations.

INVESTMENT RESTRICTIONS

  The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED


  THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

  For the year ended December 31, 1996, the Fund's total expenses as a percentage of average net assets for the Fund's Class A, Class B and Class C shares were .68%, 1.08%, and 1.33%, respectively. See "Financial Highlights."

MANAGER

  PRUDENTIAL MUTUAL FUND MANAGEMENT LLC (PMF OR THE MANAGER), GATEWAY CENTER THREE, NEWARK, NEW JERSEY 07102-4077 IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS UP TO AND INCLUDING $250 MILLION, .475 OF 1% OF THE NEXT $250 MILLION, .45 OF 1% OF THE NEXT $500 MILLION, .425 OF 1% OF THE NEXT $250 MILLION, .40 OF 1% OF THE NEXT $250 MILLION AND .375 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS IN EXCESS OF $1.5 BILLION. PMF is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management Inc., which transferred its assets to PMF in September 1996. For the fiscal year ended December 31, 1996, the Fund paid management fees to PMF of .48% of the Fund's average daily net assets. See "Fee Waiver and Subsidy" below and "Manager" in the Statement of Additional Information.

  As of January 31, 1997, PMF served as the manager to 40 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $55.8 billion.

  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. PMF continues to have responsibility pursuant to the Management Agreement for all investment advisory services and supervises PI's performance of such services.

  The current portfolio manager of the Fund is Peter J. Allegrini, a Managing Director of Prudential Investments. Mr. Allegrini is responsible for the day-to-day management of the Fund's portfolio. Mr. Allegrini has managed the Fund's portfolio since April 1996. Mr. Allegrini has been employed by PI as a portfolio manager since July 1994 and serves as the portfolio manager of a number of other portfolios managed by PI. He was employed by Fidelity Investments from 1982 to 1985 as a senior bond analyst and from 1985 to 1994 as a portfolio manager, most recently of Fidelity Adviser High Income Municipal Fund.

  PMF and PIC are indirect wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

  FEE WAIVER AND SUBSIDY

  Effective January 1, 1995, PMF voluntarily agreed to waive .05 of 1% of its management fee. After the waiver, the management fee is .45 of 1% of the Fund's average daily net assets up to and including $250 million, .425 of 1% of the next $250 million, .40 of 1% of the next $500 million, .375 of 1% of the next $250 million, .35 of 1% of the next $250 million and .325 of 1% of the Fund's average daily net assets in excess of $1.5 billion. PMF may hereafter agree, from time to time, to further waive or modify any waiver of its management fee and subsidize certain operating expenses of the Fund. The Fund is not required to reimburse PMF for such management fee waiver or expense subsidy. Fee waivers and expense subsidies will increase the Fund's yield and total return. See "Fund Expenses."

DISTRIBUTOR

  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), GATEWAY CENTER THREE, NEWARK, NEW JERSEY 07102-4077 (PRUDENTIAL SECURITIES OR PSI), IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, EACH A PLAN, AND COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Fund may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  UNDER THE CLASS A PLAN, THE FUND MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSET VALUE OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. It is expected that in the case of Class A shares, proceeds from the distribution fee will be used primarily to pay account servicing fees to financial advisers. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 1997.

  UNDER THE CLASS B AND CLASS C PLANS, THE FUND MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending December 31, 1997. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charge."

  For the fiscal year ended December 31, 1996, the Fund paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

  Distribution expenses attributable to the sale of shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of all shares of the Fund other than expenses allowable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay expenses incurred under any plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Fund. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon the completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may also act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company (State Street or the Custodian), One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005. PMFS is a wholly-owned subsidiary of PMF.

                        HOW THE FUND VALUES ITS SHARES


  THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. See "Net Asset Value" in the Statement of Additional Information.

  The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the NAV per share of the three classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE ITS "YIELD," "TAX EQUIVALENT YIELD," AND "TOTAL RETURN" (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) IN ADVERTISEMENTS OR SALES LITERATURE. YIELD, TAX EQUIVALENT YIELD, AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. These figures are based on historical earnings and are not intended to indicate future performance. The "yield" refers to the income generated by an investment in the Fund over a 30-day period. This income is then "annualized"; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "tax equivalent yield" is calculated similarly to the "yield," except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Fund. The "total return" shows what an investment in the Fund would have earned over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals, and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                      TAXES, DIVIDENDS AND DISTRIBUTIONS


TAXATION OF THE FUND

  THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. SEE "TAXES, DIVIDENDS AND DISTRIBUTIONS" IN THE STATEMENT OF ADDITIONAL INFORMATION.

  Gain or loss realized by the Fund from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Fund for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issued price of the security). The market discount rule does not apply to any security that was acquired by the Fund at its original issue price.

TAXATION OF SHAREHOLDERS

  Distributions out of net investment income, to the extent attributable to interest received on tax-exempt securities, are exempt from federal income tax when paid to shareholders. Distributions of other net investment income and net short-term capital gains in excess of net long-term capital losses will be taxable as ordinary income to the shareholder whether or not reinvested. Any net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as such to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is currently 28% and the maximum tax rate for ordinary income is 39.6%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the 35% maximum corporate tax rate for ordinary income.

  Interest on certain "private activity" tax-exempt obligations issued on or after August 8, 1986, is a preference item for purposes of the alternative minimum tax for both individual and corporate shareholders. In the event that the Fund invests in such obligations, the portion of an exempt-interest dividend of the Fund that is allocable to such municipal obligations will be treated as a preference item to shareholders for purposes of the alternative minimum tax. In addition, a portion of the exempt-interest dividends received by corporate shareholders with respect to interest on tax-exempt obligations, whether or not private activity bonds, will be taken into account in computing the alternative minimum tax. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  Any gain or loss realized upon a sale of shares of the Fund by a shareholder who is not a dealer in securities will be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Any such loss with respect to shares that are held for six months or less however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder.


  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any Class of the Fund's shares for any other Class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  Net tax-exempt interest distributed by the Fund to shareholders may not be exempt from state or local taxation. Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

WITHHOLDING TAXES

  Under the Internal Revenue Code, the Fund is generally required to withhold and remit to the U.S. Treasury 31% of taxable dividends, capital gain distributions and redemption proceeds payable to individuals and certain noncorporate shareholders who fail to furnish correct tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders). Withholding at this rate is also required from dividends and capital gain distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends from taxable net investment income and net short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

DIVIDENDS AND DISTRIBUTIONS

  THE FUND EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME AND MAKE DISTRIBUTIONS OF NET CAPITAL GAINS, IF ANY, AT LEAST ANNUALLY. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution expenses, generally resulting in lower dividends for Class B and Class C shares in relation to Class A shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES BASED ON THE NET ASSET VALUE OF EACH CLASS OF FUND SHARES ON THE PAYMENT DATE OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.

  In determining the amount of capital gains to be distributed, any capital loss carryovers from prior years will be offset against capital gains. The Fund intends to invest its assets so that dividends paid from net tax-exempt interest earned from Municipal Bonds and Notes will qualify as exempt-interest dividends and be excluded from the shareholder's gross income under the Internal Revenue Code.

  Any distributions of net capital gains paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the distributions. Such distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of the Fund, an investor should carefully consider the impact of capital gains distributions which are expected to be or have been announced.

  As of December 31, 1996 the Fund had a capital loss carryforward for federal income tax purposes of approximately $3,010,300. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward amount.


                              GENERAL INFORMATION


DESCRIPTION OF COMMON STOCK

  THE FUND WAS INCORPORATED IN MARYLAND ON JANUARY 9, 1980. THE FUND IS AUTHORIZED TO ISSUE 750 MILLION SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, DIVIDED INTO THREE CLASSES, DESIGNATED CLASS A, CLASS B AND CLASS C COMMON STOCK, EACH OF WHICH CONSISTS OF 250 MILLION AUTHORIZED SHARES. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A Plan to both Class A and Class B shareholders), (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed-- Distributor." The Fund has received an order from the Securities and Exchange Commission (SEC) permitting the issuance and sale of multiple classes of common stock. Currently, the Fund is offering only three classes designated Class A, Class B, and Class C shares. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

  The Board of Directors may increase or decrease the number of authorized shares without approval by the shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Directors, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining Shares would be unable to elect any Directors.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF

DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


                               SHAREHOLDER GUIDE


HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The purchase price is the net asset value per share next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). See "Alternative Purchase Plan" below. See also, "How the Fund Values its Shares."

  AN INVESTMENT IN THE FUND MAY NOT BE APPROPRIATE FOR TAX-EXEMPT OR TAX-DEFERRED INVESTORS. SUCH INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS.

  The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain employee savings plans. For purchases through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

  Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention:
Prudential

National Municipals Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, or Class C shares).

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential National Municipals Fund, Inc., Class A, Class B, or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE FUND OFFERS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                           ANNUAL 12B-1 FEES
                                          (AS A % OF AVERAGE
               SALES CHARGE                DAILY NET ASSETS)           OTHER INFORMATION
         ------------------------   ------------------------------- ------------------------
 Class A Maximum initial sales      .30 of 1% (Currently being      Initial sales charge
         charge of 3% of the        charged at a rate of .10 of 1%) waived or reduced for
         public offering price                                      certain purchases
 Class B Maximum contingent         .50 of 1%                       Shares convert to Class
         deferred sales charge                                      A shares approximately
         (CDSC) of 5% of the                                        seven years after
         lesser of the amount                                       purchase
         invested or the
         redemption proceeds;
         declines to zero after
         six years
 Class C Maximum CDSC of 1% of      1% (Currently being charged     Shares do not convert to
         the lesser of the amount   at a rate of .75 of 1%)         another class
         invested or the
         redemption proceeds on
         redemptions made within
         one year of purchase


  The three classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangements and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class (except as noted under the heading "General Information--Description of Common Stock"), (iii) each class has a different exchange feature and (iv) only Class B shares have a conversion feature. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than Class A shares.

  Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

  If you intend to hold your investment in the Fund for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for more than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on Class C shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. SEE "REDUCTION AND WAIVER OF INITIAL SALES CHARGES" BELOW.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                               SALES CHARGE AS SALES CHARGE AS DEALER CONCESSION
                                PERCENTAGE OF   PERCENTAGE OF  AS PERCENTAGE OF
    AMOUNT OF PURCHASE         OFFERING PRICE  AMOUNT INVESTED  OFFERING PRICE
    ------------------         --------------- --------------- -----------------
   Less than $99,999..........      3.00%           3.09%            3.00%
   $100,000 to $249,999.......      2.50%           2.56%            2.50%
   $250,000 to $499,999.......      1.50%           1.52%            1.50%
   $500,000 to $999,999.......      1.00%           1.01%            1.00%
   $1,000,000 and above.......      None            None             None

  The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

  In connection with the sale of Class A shares of NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisors and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such person.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  Other Waivers. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer, (d) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.

  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares purchased upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges-- Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges." The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisors and other persons who sell the Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sale commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds from the Class B shares will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power, must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times
(a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charges will be imposed on any involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the net asset value next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes. For more information see "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge (CDSC) declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

See "How to Exchange Your Shares" below. The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                      CONTINGENT DEFERRED SALES
       YEAR SINCE                                      CHARGE AS A PERCENTAGE
        PURCHASE                                       OF DOLLARS INVESTED OR
      PAYMENT MADE                                       REDEMPTION PROCEEDS
      ------------                                    -------------------------
        First........................................            5.0%
        Second.......................................            4.0%
        Third........................................            3.0%
        Fourth.......................................            2.0%
        Fifth........................................            1.0%
        Sixth........................................            1.0%
        Seventh......................................           None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; then of amounts representing the cost of shares acquired prior to July 1, 1985; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Director of the Fund.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the contingent deferred sales charge and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994," in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and

Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE FUND, YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, AND CLASS C SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. (The Fund or its agents could be subject to liability if they fail to employ reasonable procedures.) All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV. See "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges". Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for

Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.

  The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of a size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.

  The Exchange Privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

  In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

  . AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  . AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  . SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."

  . REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data are available upon request from the Fund.

  . SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, Newark, New Jersey 07102-4077, or by telephone at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

   TAXABLE BOND FUNDS
 Prudential Diversified Bond Fund, Inc.
 Prudential Government Income Fund, Inc.
 Prudential Government Securities Trust
  Short-Intermediate Term Series
 Prudential High Yield Fund, Inc.
 Prudential Mortgage Income Fund, Inc.
 Prudential Structured Maturity Fund, Inc.
  Income Portfolio
 The BlackRock Government Income Trust

   TAX-EXEMPT BOND FUNDS
 Prudential California Municipal Fund
  California Series
  California Income Series
 Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Intermediate Series
 Prudential Municipal Series Fund
  Florida Series
  Hawaii Income Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
 Prudential National Municipals Fund, Inc.

   GLOBAL FUNDS
 Prudential Europe Growth Fund, Inc.
 Prudential Global Genesis Fund, Inc.
 Prudential Global Limited Maturity Fund, Inc.
  Limited Maturity Portfolio
 Prudential Intermediate Global Income Fund, Inc.
 Prudential Natural Resources Fund, Inc.
 Prudential Pacific Growth Fund, Inc.
 Prudential World Fund, Inc.
  Global Series
  International Stock Series
 The Global Government Plus Fund, Inc.
 The Global Total Return Fund, Inc.
 Global Utility Fund, Inc.

   EQUITY FUNDS
Prudential Allocation Fund
 Balanced Portfolio
 Strategy Portfolio
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
  Prudential Active Balanced Fund
  Prudential Stock Index Fund
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small Companies Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
 Nicholas-Applegate Growth Equity Fund

   MONEY MARKET FUNDS
 .Taxable Money Market Funds
Prudential Government Securities Trust
 Money Market Series
 U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
 Money Market Series
Prudential MoneyMart Assets, Inc.

 .Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
 California Money Market Series
Prudential Municipal Series Fund
 Connecticut Money Market Series
 Massachusetts Money Market Series
 New Jersey Money Market Series
 New York Money Market Series

 .Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund
 .Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
 Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

--------------------------------------------------------------------------------


                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
FUND HIGHLIGHTS............................................................   2
 What are the Fund's Risk Factors and Special Characteristics?.............   2
FUND EXPENSES..............................................................   4
FINANCIAL HIGHLIGHTS.......................................................   5
HOW THE FUND INVESTS.......................................................   8
 Investment Objective and Policies.........................................   8
 Hedging and Return Enhancement Strategies.................................  10
 Other Investments and Policies............................................  17
 Portfolio Management Techniques...........................................  18
 Investment Restrictions...................................................  18
HOW THE FUND IS MANAGED....................................................  19
 Manager...................................................................  19
 Distributor...............................................................  20
 Portfolio Transactions....................................................  22
 Custodian and Transfer and
  Dividend Disbursing Agent................................................  22
HOW THE FUND VALUES ITS SHARES.............................................  23
HOW THE FUND CALCULATES PERFORMANCE........................................  23
TAXES, DIVIDENDS AND DISTRIBUTIONS.........................................  24
GENERAL INFORMATION........................................................  26
 Description of Common Stock...............................................  26
 Additional Information....................................................  27
SHAREHOLDER GUIDE..........................................................  27
 How to Buy Shares of the Fund.............................................  27
 Alternative Purchase Plan.................................................  28
 How to Sell Your Shares...................................................  31
 Conversion Feature--Class B Shares........................................  34
 How to Exchange Your Shares...............................................  35
 Shareholder Services......................................................  36
THE PRUDENTIAL MUTUAL FUND FAMILY.......................................... A-1

--------------------------------------------------------------------------------
MF104A                                                                   440011L


               Class A: 743918 20 3
    CUSIP Nos.:Class B: 743918 10 4
               Class C: 743918 30 2


  PRUDENTIAL
  NATIONAL MUNICIPALS
  FUND, INC.
  ----------------------------------------------------------------------------




                                   PROSPECTUS

                               MARCH 6, 1997

                                                         [LOGO OF PRUDENTIAL
                                                            APPEARS HERE]

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                      Statement of Additional Information

                              March 6, 1997

  Prudential National Municipals Fund, Inc. (the Fund), is an open-end, diversified management investment company whose investment objective is to seek a high level of current income exempt from federal income taxes. In attempting to achieve this objective, the Fund intends to invest substantially all of its total assets in carefully selected long-term Municipal Bonds of medium quality, i.e., obligations of issuers possessing adequate but not outstanding capacities to service their debt. Subject to the limits described herein, the Fund may also buy and sell financial futures for the purpose of hedging its securities portfolio. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."

  The Fund's address is Gateway Center Three, Newark, New Jersey 07102-4077, and its telephone number is (800)225-1852.

  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated March 6, 1997, a copy of which may be obtained from the Fund upon request at the address or telephone noted above.


                               TABLE OF CONTENTS

                                                                CROSS-REFERENCE
                                                                  TO PAGE IN
                                                           PAGE   PROSPECTUS
                                                           ---- ---------------
General Information....................................... B-2         26
Investment Objective and Policies......................... B-2          8
Investment Restrictions................................... B-5         18
Directors and Officers.................................... B-7         19
Manager................................................... B-10        19
Distributor............................................... B-12        20
Portfolio Transactions and Brokerage...................... B-14        22
Purchase and Redemption of Fund Shares.................... B-15        27
Shareholder Investment Account............................ B-18        27
Net Asset Value........................................... B-21        23
Taxes, Dividends and Distributions........................ B-21        24
Performance Information................................... B-23        23
Custodian and Transfer and Dividend Disbursing Agent and
 Independent Accountants.................................. B-25        23
Financial Statements...................................... B-26       --
Report of Independent Accountants......................... B-44       --
Appendix A--Description of Tax-Exempt Security Ratings.... A-1        --
Appendix B--General Investment Information................ B-1        --
Appendix C--Historical Performance Data................... C-1        --
Appendix D--Information Relating to the Prudential........ D-1        --


-------------------------------------------------------------------------------
MF 104B                                                                 4440201

                              GENERAL INFORMATION

  At a special meeting held on July 19, 1994, shareholders approved an amendment to the Fund's Articles of Incorporation to change the Fund's name from Prudential-Bache National Municipals Fund, Inc. to Prudential National Municipals Fund, Inc.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes. In attempting to achieve this objective, the Fund intends to invest substantially all, and in any event at least 80%, of its total assets in Municipal Bonds and Municipal Notes, except in certain circumstances. From time to time the Fund may invest in Municipal Bonds and Municipal Notes that are "private activity bonds" (as defined in the Internal Revenue Code), the interest on which is a tax preference subject to the alternative minimum tax. See "Taxes, Dividends and Distributions" in the Prospectus. There can be no assurance that the Fund's investment objective will be achieved. For a further description of the Fund's investment objective and policies see "How the Fund Invests--Investment Objective and Policies" in the Prospectus.

MUNICIPAL NOTES

  For liquidity purposes, pending investment in Municipal Bonds, or on a temporary or defensive basis due to market conditions, the Fund may invest in tax-exempt short-term debt obligations (maturing in one year or less). These obligations, known as "Municipal Notes," include tax, revenue and bond anticipation notes which are issued to obtain funds for various public purposes. The interest from these Notes is exempt from federal income taxes. The Fund will limit its investments in Municipal Notes to (1) those which are rated, at the time of purchase, within the three highest grades assigned by Moody's Investors Service (Moody's) or the two highest grades assigned by Standard & Poor's Ratings Group (S&P) or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO); (2) those of issuers having, at the time of purchase, an issue of outstanding Municipal Bonds rated within the four highest grades of Moody's or S&P or comparably rated by any other NRSRO; or (3) those which are guaranteed by the U.S. Government, its agents or instrumentalities.

MUNICIPAL BONDS

  Municipal Bonds include debt obligations of a state, a territory, or a possession of the United States, or any political subdivision thereof (e.g., counties, cities, towns, villages, districts, authorities) or the District of Columbia issued to obtain funds for various purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to public or private institutions for the construction of facilities such as education, hospital and housing facilities. In addition, certain types of private activity bonds may be issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Bonds if the interest paid thereon is at the time of issuance, in the opinion of the issuer's bond counsel, exempt from federal income tax. The current federal tax laws, however, substantially limit the amount of such obligations that can be issued in each state. See "Taxes, Dividends and Distributions."

  The two principal classifications of Municipal Bonds are "general obligation" and limited obligation or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds that are Municipal Bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of Municipal Bonds, both within and between the two principal classifications described above.

  The interest rates payable on certain Municipal Bonds and Municipal Notes are not fixed and may fluctuate based upon changes in market rates. Municipal Bonds and Notes of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of the Fund to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation. The payment of principal and interest by issuers of certain Municipal Bonds and Notes purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a Municipal Bond or Note meets the Fund's investment quality requirements.

  The Fund will treat an investment in a municipal security refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided: (i) the escrowed securities are "government securities" as defined in the Investment Company Act, (ii) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded securities, except to the extent there are amounts in excess of funds necessary for such debt service, (iii) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and any premiums on the refunded securities and a verification report prepared by a party acceptable to a nationally recognized statistical rating agency, or counsel to the holders of the refunded securities, so verifies, (iv) the escrow agreement provides that the issuer of the refunded securities grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded securities, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon, (v) the escrow agent had no lien of any type with respect to the escrowed securities for payment of its fees or expenses except to the extent there are excess securities, as described in (ii) above. The Fund will not, however, invest more than 25% of its total assets in pre-refunded bonds of the same municipal issuer.

PURCHASE AND EXERCISE OF PUTS

  Puts give the Fund the right to sell securities held in the Fund's portfolio at a specified exercise price on a specified date. Puts or tender options may be acquired to reduce the volatility of the market value of securities subject to puts or tender options compared to the volatility of similar securities not subject to puts or tender options. The acquisition of a put or tender option may involve an additional cost to the Fund, compared to the cost of securities with similar credit ratings, stated maturities and interest coupons but without applicable puts or tender options. Such increased cost may be paid either by way of an initial or periodic premium for the put or tender option or by way of a higher purchase price for securities to which the put or tender option is attached. In addition, there is a credit risk associated with the purchase of puts or tender options in that the issuer of the put or tender option may be unable to meet its obligation to purchase the underlying security. Accordingly, the Fund will acquire puts or tender options under the following circumstances: (1) the put or tender option is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by Moody's or S&P or other NRSRO; (2) the put or tender option is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put or tender option is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services.

PORTFOLIO TURNOVER

  Although the Fund does not intend to engage in substantial short-term trading, it may sell portfolio securities without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials or because the Fund desires to preserve gains or limit losses due to changing economic conditions or the financial condition of the issuer. In order to seek a high level of current income, the investment adviser intends to change the composition of the Fund's portfolio, adjusting maturities and the quality and type of issue. Accordingly, it is possible that the Fund's portfolio turnover rate may reach, or even exceed, 150%. A portfolio turnover rate of 150% may exceed that of other investment companies with similar objectives. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold (excluding all securities whose maturities at acquisition were one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held in the Fund's portfolio were sold and replaced within one year. However, when portfolio changes are deemed appropriate due to market or other conditions, such turnover rate may be greater than anticipated. A higher rate of turnover results in increased transaction costs to the Fund. For the years ended December 31, 1995 and 1996 the Fund's portfolio turnover rates were 98% and 46%, respectively.

FINANCIAL FUTURES CONTRACTS

  The Fund will engage in transactions in financial futures contracts for return enhancement and risk management purposes as well as to hedge against interest rate related fluctuations in the value of securities which are held in the Fund's portfolio or which the Fund intends to purchase. The Fund will engage in such transactions consistent with the Fund's investment objective. A clearing corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be performed. Although interest rate futures contracts call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

  OPTIONS ON FINANCIAL FUTURES. The Fund may enter into options on future contracts for certain bona fide hedging, risk management and return enhancement purposes. This includes the ability to purchase put and call options and write (i.e. sell) "covered" put and call options on futures contracts that are traded on commodity and futures exchanges.

  LIMITATIONS ON PURCHASE AND SALE. Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940 (the Investment Company Act) are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The Fund will only engage in futures transactions for bona fide hedging, risk management and return enhancement purposes in accordance with the rules of the Commodity Futures Trading Commission and not for speculation. With respect to long positions assumed by the Fund, the Fund will segregate with its Custodian an amount of cash, U.S. Government securities or liquid, high grade debt securities so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts, and thereby insure that the use of futures contracts is unleveraged. The Fund will continue to invest at least 80% of its total assets in Municipal Bonds and Municipal Notes except in certain circumstances, as described in the Prospectus under "How the Fund Invests--Investment Objective and Policies." The Fund may not enter into futures contracts if, immediately thereafter, the sum of the amount of initial and net cumulative variation margin on outstanding futures contracts, together with premiums paid on options thereon, would exceed 20% of the total assets of the Fund.

  RISKS OF FINANCIAL FUTURES TRANSACTIONS. In addition to the risk associated with predicting movements in the direction of interest rates, discussed in "How the Fund Invests--Investment Objective and Policies" in the Prospectus, there are a number of other risks associated with the use of financial futures for hedging purposes.

  Hedging involves the risk of imperfect correlation because changes in the price of futures contracts only generally parallel but do not necessarily equal changes in the prices of the securities being hedged. The risk of imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in the municipal index. Because the change in price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.

  The Fund intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when such closing is desired; and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

  The hours of trading of interest rate futures contracts may not conform to the hours during which the Fund may trade Municipal Bonds. To the extent that the futures markets close before the municipal bond market, significant price and rate movements can take place that cannot be reflected in the futures markets on a day-to-day basis.

  RISKS OF TRANSACTIONS IN OPTIONS ON FINANCIAL FUTURES. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Compared to the sale of financial futures, the purchase of put options on financial futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put option on a financial future would result in a loss to the Fund when the sale of a financial future would not, such as when there is no movement in the price of debt securities.

  An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

  Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange could continue to be exercisable in accordance with their terms.

  There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

ILLIQUID SECURITIES

  The Fund may not hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.

  Municipal lease obligations will not be considered illiquid for purposes of the Fund's 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser.

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

  The Fund may not:

  (1) With respect to 75% of its total assets, invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities). It is the current policy (but not a fundamental policy) of the Fund not to invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer.

  (2) Make short sales of securities.

  (3) Purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities and margin payments in connection with transactions in financial futures contracts.

  (4) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. Secured borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. The Fund would maintain, in a segregated account with its Custodian, liquid assets equal in value to the amount owed. For purposes of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase and sale of securities on a when-issued or delayed delivery basis, the purchase and sale of financial futures contracts and options and collateral arrangements with respect to margins for financial futures contracts and with respect to options are not deemed to be the issuance of a senior security or a pledge of assets.

  (5) Engage in the underwriting of securities or purchase any securities as to which registration under the Securities Act of 1933 would be required for resale of such securities to the public.

  (6) Purchase or sell real estate or real estate mortgage loans, although it may purchase Municipal Bonds or Notes secured by interests in real estate.

  (7) Make loans of money or securities except through the purchase of debt obligations or repurchase agreements.

  (8) Purchase securities of other investment companies, except in the open market involving any customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities or except in connection with a merger, consolidation, reorganization or acquisition of assets.

  (9) Invest for the purpose of exercising control or management of another company.


  (10) Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of total Fund assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with less than three years of operating history.

  (11) Purchase or sell commodities or commodities futures contracts except financial futures contracts and options thereon.

  (12) Invest more than 25% of the value of its total assets in securities whose issuers are located in any one state.

  Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                            DIRECTORS AND OFFICERS

NAME,         POSITION
ADDRESS AND     WITH                    PRINCIPAL OCCUPATIONS
AGE(1)          FUND                     DURING PAST 5 YEARS
-----------   --------                  ---------------------
Edward D.     Director President and Director of BMC Fund, Inc., a closed-end
Beach (72)              investment company, previously, Vice Chairman of
                        Broyhill Furniture Industries, Inc.;
                        Certified Public Accountant; Secretary and Treasurer of
                        Broyhill Family Foundation, Inc.; Member of the Board
                        of Trustees of Mars Hill College; President, Treasurer
                        and Director of The High Yield Income Fund, Inc.
Eugene C.     Director Retired President, Chief Executive Officer and Trustee
Dorsey (69)             of the Gannett Foundation (now Freedom Forum); former
                        Publisher of four Gannett newspapers and Vice President
                        of Gannett Company; past Chairman of Independent Sector
                        (national coalition of philanthropic organizations);
                        former Chairman of the American Council for the Arts;
                        Director of the Advisory Board of Chase Manhattan Bank
                        of Rochester and The High Yield Income Fund, Inc.
Delayne De-   Director Marketing and Management Consultant; Director of The
drick Gold              High Yield Income Fund, Inc.
(58)
*Robert F.    Director Comptroller, Prudential Investments (since May 1996);
Gunia (50)              Executive Vice President and Treasurer, Prudential Mu-
                        tual Fund Management LLC (PMF); Senior Vice President
                        (since March 1987) of Prudential Securities Incorpo-
                        rated (Prudential Securities); formerly Chief Adminis-
                        trative Officer (July 1990-September 1996), Director
                        (January 1989-September 1996), Executive Vice Presi-
                        dent, Treasurer and Chief Financial Officer (June 1987-
                        September 1996) of Prudential Mutual Fund Management,
                        Inc.; Vice President and Director of The Asia Pacific
                        Fund, Inc. (since May 1989); Director of The High Yield
                        Income Fund, Inc.
*Harry A.     Director Senior Director (since January 1986) of Prudential Secu-
Jacobs, Jr.             rities; formerly Interim Chairman and Chief Executive
(75)                    Officer of Prudential Mutual Fund Management, Inc.
One New York            (June-September 1993); formerly Chairman of the Board
Plaza                   of Prudential Securities (1982-1985) and Chairman of
New York, NY            the Board and Chief Executive Officer of Bache Group
                        Inc. (1977-1982); Director of the Center for National
                        Policy, The First Australia Fund, Inc. and The First
                        Australia Prime Income Fund, Inc.; Trustee of the Tru-
                        deau Institute; Director of The High Yield Income Fund,
                        Inc.
Donald D.     Director Chairman (since February 1990) and Director (since April
Lennox (78)             1989) of International Imaging Materials, Inc.; Retired
                        Chairman, Chief Executive Officer and Director of
                        Shlegel Corporation (industrial manufacturing) (March
                        1987-February 1989); Director of Gleason Corporation,
                        Personal Sound Technologies, Inc. and The High Yield
                        Income Fund, Inc.
*Mendel A.    Director Chief Investment Officer (since October 1996) of Pruden-
Melzer CFA,             tial Mutual Funds; formerly Chief Financial Officer of
CLFC, CLU               Prudential Investments (November 1995-September 1996),
(35)                    Senior Vice President and Chief Financial Officer of
751 Broad               Prudential Preferred Financial Services (April 1993-No-
Street                  vember 1995), Managing Director of Prudential Invest-
Newark, NJ              ment Advisors (April 1991-April 1993) and Senior Vice
                        President of Prudential Capital Corporation (July 1989-
                        April 1991); Director of The High Yield Income Fund,
                        Inc.

---------

* "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with The Prudential Insurance Company of America (Prudential) or Prudential Securities.

                                                                  PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)    POSITION WITH FUND                     DURING PAST 5 YEARS
------------------------    ------------------                    ---------------------
Thomas T. Mooney (55)     Director               President of the Greater Rochester Metro Chamber of Com-
                                                  merce; formerly Rochester City Manager, Trustee of Cen-
                                                  ter for Governmental Research, Inc.; Director of Monroe
                                                  County Water Authority, Rochester Jobs, Inc., Blue
                                                  Cross of Rochester, Executive Service Corps of Roches-
                                                  ter, Monroe County Industrial Development Corporation,
                                                  Northeast Midwest Institute, First Financial Fund,
                                                  Inc., The Global Government Plus Fund, Inc., The High
                                                  Yield Plus Fund, Inc. and The High Yield Income Fund,
                                                  Inc.
Thomas H. O'Brien (72)    Director               President of O'Brien Associates (Financial and
                                                  Management Consultants) (since April 1984); formerly
                                                  President of Jamaica Water Securities Corp. (holding
                                                  company) (February 1989-August 1990); Chairman of the
                                                  Board and Chief Executive Officer (September 1987-
                                                  February 1989) of Jamaica Water Supply Company and
                                                  Director (September 1987-April 1991); Director of
                                                  Ridgewood Savings Bank; Trustee of Hofstra University;
                                                  Director of The High Yield Income Fund, Inc.
*Richard A. Redeker (53)  President and Director Employee of Prudential Investments; formerly President,
                                                  Chief Executive Officer and Director (October 1993-Sep-
                                                  tember 1996) of Prudential Mutual Fund Management,
                                                  Inc.; Executive Vice President, Director and Member of
                                                  Operating Committee (October 1993-September 1996), Pru-
                                                  dential Securities; Director (since October 1993-Sep-
                                                  tember 1996), Prudential Securities Group, Inc.; Execu-
                                                  tive Vice President, The Prudential Investment Corpora-
                                                  tion (since January 1994); previously Senior Executive
                                                  Vice President and Director of Kemper Financial Servic-
                                                  es, Inc. (September 1978-September 1993); President and
                                                  Director of The High Yield Income Fund, Inc.
Nancy H. Teeters (66)     Director               Economist, formerly Vice President and Chief Economist
                                                  (March 1986-June 1990) of International Business Ma-
                                                  chines Corporation; Director of Inland Steel Industries
                                                  (since July 1991) and The High Yield Income Fund, Inc.
Louis A. Weil, III (55)   Director               Publisher and Chief Executive Officer (since January
                                                  1996) and Director (since September 1991) of Central
                                                  Newspapers, Inc.; Chairman of the Board (since January
                                                  1996), Publisher and Chief Executive Officer (August
                                                  1991-December 1995) of Phoenix Newspapers, Inc.; prior
                                                  thereto, Publisher of Time Magazine (May 1989-March
                                                  1991); formerly President, Publisher and Chief
                                                  Executive Officer of the Detroit News (February 1986-
                                                  August 1989); formerly member of the Advisory Board,
                                                  Chase Manhattan Bank--Westchester; Director of The High
                                                  Yield Income Fund, Inc.
Susan C. Cote (42)        Vice President         Executive Vice President and Chief Financial Officer of
                                                  PMF (since May 1996); formerly Chief Operating Officer
                                                  and Managing Director of Prudential Investments (March
                                                  1995-May 1996) and formerly Senior Vice President-Fund
                                                  Administration (September 1983-February 1995) of PMF.
Thomas A. Early (42)      Vice President         Executive Vice President, Secretary and General Counsel
                                                  of PMF (since December 1996); Vice President and
                                                  General Counsel, Prudential Retirement Services (since
                                                  March 1994); formerly Associate General Counsel and
                                                  Chief Financial Services Officer, Frank Russell Company
                                                  (1988-1994).
S. Jane Rose (51)         Secretary              Senior Vice President and Senior Counsel of PMF; Senior
                                                  Vice President and Senior Counsel of Prudential Securi-
                                                  ties (since July 1992); formerly Vice President and As-
                                                  sociate General Counsel of Prudential Securities.

                                                                   PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)    POSITION WITH FUND                      DURING PAST 5 YEARS
------------------------    ------------------                     ---------------------
Eugene S. Stark (38)      Treasurer and Principal First Vice President (January 1990-September 1996) of
                          Financial and            Prudential Mutual Fund Management, Inc.
                          Accounting Officer
Stephen M. Ungerman (43)  Assistant Treasurer     First Vice President of Prudential Mutual Fund
                                                   Management, Inc. (February 1993-September 1996); Tax
                                                   Director of Prudential Investments and the Private
                                                   Asset Group of Prudential (since March 1996); prior
                                                   thereto, Senior Tax Manager of Price Waterhouse (1981-
                                                   January 1993).
Deborah A. Docs (39)      Assistant Secretary     Vice President (since December 1996) of PMF; Vice Presi-
                                                   dent and Associate General Counsel (June 1991-September
                                                   1996) of PMF; Vice President and Associate General
                                                   Counsel of Prudential Securities.

---------

* "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with Prudential or Prudential Securities.

(1) Unless otherwise noted the address for each of the above persons is c/o:
    Prudential Mutual Fund Management LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.

  Directors and officers of the Fund are also trustees, Directors and officers of some or all of the other investment companies distributed by Prudential Securities Incorporated or Prudential Mutual Fund Distributors LLC.

  The officers conduct and supervise the daily business operations of the Fund, while the directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

  The Fund pays each of its Directors who is not an affiliated person of PMF or Prudential Investments annual compensation of $3,500, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds upon the board of directors of which the Director will be asked to serve.

  Directors may receive their Director's fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fee which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an exemptive order of the Securities and Exchange Commission (SEC), at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

  The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Lennox is scheduled to retire on December 31, 1997, Mr. Jacobs is scheduled to retire on December 31, 1998, and Messrs. Beach and O'Brien are scheduled to retire on December 31, 1999.

  Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

  The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended December 31, 1996 and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other investment companies registered under the Investment Company Act of 1940 managed by PMF (Fund Complex) for the calendar year ended December 31, 1966. In October 1996, shareholders elected a new Board of Directors. Below is listed all Directors who have served the Fund during its most recent fiscal year as well as the new Directors who took office after the shareholder meeting in October.

                              COMPENSATION TABLE

                                                                         TOTAL 1996
                                                                        COMPENSATION
                                          PENSION OR                   PAID TO BOARD
                                          RETIREMENT      ESTIMATED       MEMBERS
                           AGGREGATE   BENEFITS ACCRUED    ANNUAL        FROM FUNDS
                          COMPENSATION AS PART OF FUND  BENEFITS UPON     AND FUND
   NAME AND POSITION       FROM FUND       EXPENSES      RETIREMENT       COMPLEX
------------------------  ------------ ---------------- ------------- ----------------
Beach, Edward D.--Direc-
 tor....................        --           None            N/A      $166,000(21/39)*
Dorsey, Eugene C.--Di-
 rector**...............     $7,700          None            N/A      $ 98,583(12/36)*
Gold, Delayne D.--Direc-
 tor....................        --           None            N/A      $175,308(21/42)*
Gunia, Robert F.--Direc-
 tor+...................        --           None            N/A            --
Hauspurg, Arthur--Former
 Director...............     $7,500          None            N/A      $ 38,250  (5/7)*
Jacobs, Jr., Harry A.--
 Director+..............        --           None            N/A            --
Lennox, Donald D.--
 Director...............        --           None            N/A      $ 90,000(10/22)*
Melzer, Mendel A.--Di-
 rector+................        --           None            N/A            --
Mooney, Thomas T.--Di-
 rector**...............        --           None            N/A      $135,375(18/36)*
Munn, Stephen M.--Former
 Director...............     $7,500          None            N/A      $ 49,125  (6/8)*
O'Brien, Thomas H.--Di-
 rector.................        --           None            N/A      $ 32,250 (5/20)*
Redeker, Richard A.--Di-
 rector and President+..        --           None            N/A            --
Teeters, Nancy H.--Di-
 rector.................        --           None            N/A      $103,583(11/28)*
Weil, III, Louis A.--Di-
 rector.................     $7,500          None            N/A      $ 91,250(13/18)*

---------

*Indicates number of funds/portfolios in Fund Complex (including the Funds) to which aggregate compensation relates.

+ Robert F. Gunia, Harry A. Jacobs, Jr., Mendel A. Melzer and Richard A. Redeker, who are each "interested" Directors, do not receive compensation from the Fund or any fund in the Prudential Mutual Fund family. All other Board Members listed above are deemed to be independent Board Members.

** Total compensation from all of the funds in the Fund complex for the calendar year ended December 31, 1996, includes amounts deferred at the election of Directors under the Fund's deferred compensation plans. Including accrued interest, total compensation amounted to $111,535 and $139,869 for Eugene C. Dorsey and Thomas T. Mooney, respectively.

  As of February 7, 1997, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

  As of February 7, 1997, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest were: TSA Realty Associates, Limited Partnership, 555 Long Wharf Drive, New Haven, CT 06511-6107, who held 4,716 Class C Shares (10.1%), Lawrence F. Doyle and Christine V. Doyle JT TEN, 58 Remington Road, Ridgefield, CT 06877-4326 who held 19,712 Class C Shares (42%) and Huntington Newspapers Inc., Attn:
Larry Hensley, P.O. Box 860, Huntington, IN 46750-0860 which held 7,104 Class C shares (15.2%).

  As of February 7, 1997, Prudential Securities was the record holder for other beneficial owners of 10,826,564 Class A shares (or 34% of the outstanding Class A shares), 4,113,013 Class B shares (or 39% of the outstanding Class B shares), and 37,012 Class C shares (or 79% of the outstanding Class C shares) of the Fund. In the event of any meeting of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                                    MANAGER

  The manager of the Fund is Prudential Mutual Fund Management LLC (PMF or the Manager), Gateway Center Three, Newark, New Jersey 07102-4077. PMF serves as manager to substantially all of the other investment companies that, together with the Fund, comprise the "Prudential Mutual Funds." See "How the Fund is Managed" in the Prospectus. As of January 31, 1997, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $55.8 billion. According to the Investment Company Institute, as of December 31, 1996, the Prudential Mutual Funds were the 15th largest family of mutual funds in the United States.

  PMF is a subsidiary of Prudential Securities Incorporated and Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PMF, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.

  Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's Custodian, and Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

  For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to and including $250 million, .475 of 1% of the next $250 million, .45 of 1% of the next $500 million, .425 of 1% of the next $250 million, .40 of 1% of the next $250 million and .375 of 1% of the Fund's average daily net assets in excess of $1.5 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Fund. No such reductions were required during the fiscal year ended December 31, 1996. No jurisdiction currently limits the Fund's expenses.

  In connection with its management of the corporate affairs of the Fund, PMF bears the following expenses:

  (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PMF or the Fund's investment adviser;

  (b) all expenses incurred by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

  (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI), pursuant to the subadvisory agreement between PMF and PI (the Subadvisory Agreement).

  Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Securities and Exchange Commission, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

  The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act on May 14, 1996 and by shareholders of the Fund on April 28, 1988.

  For the fiscal years ended December 31, 1996, 1995 and 1994, the Fund paid PMF management fees of $2,996,081 (net of waiver of $351,073), $2,983,142 (net of waiver of $349,455) and $3,633,518, respectively.

  PMF has entered into the Subadvisory Agreement with PI (the Subadviser), a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI is reimbursed by PMF for the reasonable costs and expenses incurred by PI in furnishing those services. Investment advisory services are provided to the Fund by a unit of the Subadviser, known as Prudential Mutual Fund Investment Management.

  The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to such contracts or interested persons of such parties as defined in the Investment Company Act, on May 14, 1996, and by shareholders of the Fund on April 28, 1988.

  The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PMF or PIC upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


                                  DISTRIBUTOR

  Prudential Securities Incorporated (Prudential Securities or PSI), Gateway Center Three, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc. (PMFD), Gateway Center Three, Newark, New Jersey 07102-4077, acted as distributor of the Class A shares of the Fund.

  Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, each a Plan and collectively the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities (the Distributor) incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. At a meeting held on November 3-4, 1995, the Board of Directors approved an assignment of the Distribution Agreement to Prudential Securities. See "How the Fund is Managed--Distributor" in the Prospectus.

  Prior to January 22, 1990, the Fund offered only one class of shares (the then existing Class B shares). On October 6, 1989, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to either Plan (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on each Plan, adopted a new plan of distribution for the Class A shares of the Fund (the Class A Plan) and approved an amended and restated plan of distribution with respect to the Class B shares of the Fund (the Class B Plan). On February 8, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, approved modifications to the Fund's Class A and Class B Plans and Distribution Agreements to conform them to recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that (i) up to
 .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to .50 of 1% (including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. On May 3, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. The Plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 14, 1996. The Class A Plan, as amended, was approved by the Class A and Class B shareholders and the Class B Plan, as amended, was approved by Class B shareholders on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.

  CLASS A PLAN. For the fiscal year ended December 31, 1996, PSI received $508,159 under the Class A Plan. This amount was primarily expended on commission credits to Prudential Securities and Prusec for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 1996, PSI also received approximately $33,100 in initial sales charges.

  CLASS B PLAN. For the fiscal year ended December 31, 1996, Prudential Securities received $966,562 from the Fund under the Class B Plan. It is estimated that the Distributor spent approximately $555,300 in distributing the Fund's Class B shares, on behalf of the Fund during the year ended December 31, 1996. It is estimated that of this amount approximately $9,500 (1.7%) was spent on printing and mailing of prospectuses to other than current shareholders; $221,600 (39.9%) on compensation to Prusec, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and $324,200 (58.4%) on the aggregate of (i) payments of commissions to financial advisers ($224,200 or 40.4%) and (ii) an allocation on account of overhead and other branch office distribution-related expenses ($100,000 or 18%). The term "overhead and other branch office distribution-related expenses" represents
(a) the expenses of operating the Prudential Securities' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

  Prudential Securities also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charge " in the Prospectus. For the fiscal year ended December 31, 1996, Prudential Securities received approximately $393,600 in contingent deferred sales charges with respect to Class B shares.

  CLASS C PLAN. For the fiscal year ended December 31, 1996 Prudential Securities received $5,057 under the Class C Plan and spent approximately $6,400 in distributing Class C shares. Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended December 31, 1996, Prudential Securities received approximately $1,200 in contingent deferred sales charges with respect to Class C shares.

  The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days' written notice to any other party to the Plans. None of the Plans may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

  Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

  Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended. A restated Distribution Agreement was last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 14, 1996.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

  On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

  On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the Fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

  NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

  The Manager is responsible for decisions to buy and sell securities and futures contracts for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the "Subadviser." Fixed-income securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Purchases and sales of securities on a securities exchange, while infrequent, and purchases and sales of futures on a commodities exchange or board of trade will be effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

  In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of the policy of obtaining most favorable price and efficient execution, the Manager will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are larger than the Fund, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities in order to secure research and investment services described above, subject to the primary consideration of obtaining the most favorable price and efficient execution in the circumstances and subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

  Subject to the above considerations, the Manager may use Prudential Securities as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund on an exchange or board of trade, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on a securities exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the noninterested Directors has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with
Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

  The Fund paid no brokerage commissions to Prudential Securities for the fiscal years ended December 31, 1994, 1995 and 1996.

                    PURCHASE AND REDEMPTION OF FUND SHARES

  Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "Shareholder Guide" in the Prospectus.

  Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A distribution and service plan to both Class A and Class B shareholders), and
(iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

SPECIMEN PRICE MAKE-UP

  Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 3% and Class B*, and Class C* shares of the Fund are sold at net asset value. Using the Fund's net asset value at December 31, 1996, the maximum offering price of the Fund's shares is as follows:

      CLASS A
      Net asset value and redemption price per Class A share............ $15.56
      Maximum sales charge (3% of offering price).......................    .48
                                                                         ------
      Offering price to public.......................................... $16.04
                                                                         ======
      CLASS B
      Net asset value, offering price and redemption price per Class B share*........................................................... $15.60
                                                                         ======
      CLASS C
      Net asset value, offering price and redemption price per Class C share*........................................................... $15.60
                                                                         ======

     ---------
     *Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See
     "Shareholder Guide--How to Sell Your Shares--Contingent
     Deferred Sales Charges" in the Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

  COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.

  An eligible group of related Fund investors includes any combination of the following:

  (a) an individual;

  (b) the individual's spouse, their children and their parents;

  (c) the individual's and spouse's Individual Retirement Account (IRA);

  (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

  (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

  (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

  (g) one or more employee benefit plans of a company controlled by an individual.

  In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

  RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of the Class A shares of the Fund and Class A shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

  LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds. All shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

  A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

  The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

  The Contingent Deferred Sales Charge is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                  REQUIRED DOCUMENTATION
------------------                  ----------------------
Death                               A copy of the shareholder's death certifi-
                                    cate or, in the case of a trust, a copy of
                                    the grantor's death certificate, plus a
                                    copy of the trust agreement identifying the
                                    grantor.
Disability--An individual will be
considered disabled if he or she
is
unable to engage in any substan-    A copy of the Social Security Administra-
tial gainful activity by reason of  tion award letter or a letter from a physi-
any medically determinable physi-   cian on the physician's letterhead stating
cal or mental impairment which can  that the shareholder (or, in the case of a
be expected to result in death or   trust, the grantor) is permanently disa-
to be of long-continued and indef-  bled. The letter must also indicate the
inite duration.                     date of disability.

  The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

  The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                             CONTINGENT DEFERRED SALES CHARGE
                                           AS A PERCENTAGE OF DOLLARS INVESTED
                                                  OR REDEMPTION PROCESS
                                          --------------------------------------
   YEAR SINCE PURCHASE
     PAYMENT MADE                         $500,001 TO $1 MILLION OVER $1 MILLION
   -------------------                    ---------------------- ---------------
   First.................................          3.0%               2.0%
   Second................................          2.0%               1.0%
   Third.................................          1.0%                 0%
   Fourth and thereafter.................            0%                 0%

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                        SHAREHOLDER INVESTMENT ACCOUNT

  Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

  For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent to him or her in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

  The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares, respectively, of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.

  It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

  CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Structured Maturity Fund and Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

  The following money market funds participate in the Class A Exchange
Privilege:

     Prudential California Municipal Fund
      (California Money Market Series)

     Prudential Government Securities Trust
      (Money Market Series)
      (U.S. Treasury Money Market Series)

     Prudential Municipal Series Fund
      (Connecticut Money Market Series)
      (Massachusetts Money Market Series)
      (New Jersey Money Market Series)
      (New York Money Market Series)

     Prudential MoneyMart Assets, Inc.

     Prudential Tax-Free Money Fund, Inc.

  CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, a money market fund. If Class B shares of the Fund are exchanged for Class B shares of other Prudential Mutual Funds, no CDSC will be payable upon such exchange of Class B and Class C shares, but a CDSC will be payable upon the redemption of Class B shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

  Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares may be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market account will be excluded.

  At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege the shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

  Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

  Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

  Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university./1/

  The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals/2/.

      PERIOD OF MONTHLY INVESTMENTS:        $100,000 $150,000 $200,000 $250,000
      ------------------------------        -------- -------- -------- --------
      25 Years.............................  $ 110    $ 165    $ 220    $ 275
      20 Years.............................    176      264      352      440
      15 Years.............................    296      444      592      740
      10 Years.............................    555      833    1,110    1,388
       5 Years.............................  1,371    2,057    2,742    3,428

     See "Automatic Savings Accumulation Plan."
---------
  /1/Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board.
  /2/The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

  Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to ASAP participants.

  Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

  A systematic withdrawal plan is available to shareholders having shares of the Fund held through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

  In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and
(iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-- Automatic Reinvestment of Dividends and/or Distributions."

  Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

  Withdrawal payments should not be considered as dividends, yield, or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

  Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized generally must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to
(i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan.

MUTUAL FUND PROGRAMS

  From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

  The mutual funds in the program may be purchased individually or as part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

  The net asset value per share is the net worth of the Fund (assets, including securities at value, minus liabilities) divided by the number of shares outstanding. Net asset value is calculated separately for each class. The Fund will compute its net asset value once daily at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect the net asset value. The New York Stock Exchange is closed on the following holidays: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time.

  Portfolio securities for which market quotations are readily available are valued at their bid quotations. When market quotations are not readily available, such securities and other assets are valued at fair value in accordance with procedures adopted by the Board of Directors. Under these procedures, the Fund values municipal securities on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. This service is expected to be furnished by J. J. Kenny Information Systems Inc. Short-term securities maturing within 60 days of the valuation date are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days, unless such valuation is determined not to represent fair value by the Board of Directors.

  Net asset value is calculated separately for each class. The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, that the NAV of the three classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS

  The Fund will declare a dividend immediately prior to 4:15 P.M. on each day that net asset value per share of the Fund is determined of all of the daily net income of the Fund to shareholders of record of the Fund as of 4:15 P.M., New York time, of the preceding business day. The amount of the dividend may fluctuate from day to day. Unless otherwise requested by the shareholder, dividends are automatically reinvested monthly in additional full or fractional shares of the Fund at net asset value per share. The dividend payment date is on or about the 25th day of each month, although the Fund reserves the right to change this date without further notice to shareholders. Shareholders may receive cash payments from the Fund equal to the dividends earned during the month by completing the appropriate section on the Application Form or by notifying Prudential Mutual Fund Services LLC (PMFS), the Fund's Transfer and Dividend Disbursing Agent, at least five business days prior to the payable date. Cash distributions are paid by check within five business days after the dividend payment date.

  The Fund intends to distribute to shareholders of record monthly dividends consisting of all of the net investment income of the Fund. Net capital gains of the Fund will be distributed at least annually. For federal income tax purposes, the Fund had a capital loss carryforward as of December 31, 1996 of approximately $3,010,300 which expires in 2002. Accordingly, no capital gains distribution is expected to be paid until net gains have been realized in excess of such amount.

  The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the higher distribution-related fee to which Class B and Class C shares are subject. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B and Class C shares. See "Net Asset Value."

  The Fund is qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). Under the Internal Revenue Code, the Fund is not subject to federal income taxes on the taxable income that it distributes to shareholders, provided that at least 90% of its net investment income and net short-term capital gains in excess of net long-term capital losses in each taxable year is so distributed. Qualification as a regulated investment company under the Internal Revenue Code requires, among other things, that the Fund (a) derive at least 90% of its annual gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies and certain financial futures, options and forward contracts; (b) derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). The Fund intends to comply with the provisions of the Internal Revenue Code that require at least 50% of the value of its total assets at the close of each quarter of its taxable year to consist of obligations the interest on which is exempt from federal income tax in order to pass through tax-exempt income to its shareholders.

  The Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. The Fund intends to make timely distributions of the Fund's income in compliance with these requirements. As a result, it is anticipated that the Fund will not be subject to the excise tax.

  Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where the Fund acquires a put. Other gains or losses on the sale of securities will be short-term capital gains or losses. Certain financial futures contracts held by the Fund will be required to be "marked to market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. Any gain or loss recognized on actual or deemed sales of these financial futures contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund may be required to defer the recognition of losses on financial futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

  The Fund's gains and losses on the sale, lapse, or other termination of call options it holds on financial futures contracts will generally be treated as gains and losses from the sale of financial futures contracts. If call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. The Fund may also have short-term gains and losses associated with closing transactions with respect to call options written by the Fund. If call options written by the Fund are exercised, the selling price of the financial futures contract is increased by the amount of the premium received by the Fund, and the capital gain or loss on the sale of the futures contract is long-term or short-term, depending on the contract's holding period.

  Upon the exercise of a put held by the Fund, the premium initially paid for the put is offset against the amount received for the futures contract, bond or note sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is short-term or long-term capital gain or loss, depending on the holding period of the futures contract, bond or note. However, in certain cases in which the put is not acquired on the same day as the underlying securities identified to be used in the put's exercise, gain on the exercise, sale or disposition of the put is short-term capital gain. If a put is sold prior to exercise, any gain or loss recognized by the Fund would be short-term or long-term capital gain or loss, depending on the holding period of the put. If a put expires unexercised, the Fund would realize short-term or long-term capital loss, depending on the holding period of the put, in an amount equal to the premium paid for the put. In certain cases in which the put and securities identified to be used in its exercise are acquired on the same day, however, the premium paid for the unexercised put is added to the basis of the identified securities. In certain cases, a put may affect the holding period of the underlying security for purposes of the 30% of gross income test described above, and accordingly, the Fund's ability to utilize puts or dispose of securities with respect to which it has held a put may be limited.

  Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of the Fund is not deductible to the extent that distributions from the Fund are exempt from Federal income tax. The Treasury has the authority to issue regulations which would disallow the interest deduction if incurred to purchase or carry shares of the Fund owned by the taxpayer's spouse, minor child or an entity controlled by the taxpayer. Shareholders who have held their shares for six months or less may be subject to a disallowance of losses from the sale or exchange of those shares to the extent of any dividends received by the shareholders on such shares and, if such losses are not disallowed, they will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received by the shareholders with respect to such shares. Entities or persons who are "substantial users" (or related persons) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of the Fund.

  Under a tax proposal in the Clinton Administration's budget plan, a portion of the interest expense of a corporation that receives tax-exempt interest income (including exempt-interest dividends paid by a regulated investment company) would be nondeductible. The fraction of the corporation's interest expense that is nondeductible would generally equal the ratio of the average adjusted basis of the corporation's tax-exempt obligations (including shares of any regulated investment company from which the corporation receives exempt-interest dividends) to the average adjusted basis of all the assets used in a trade or business of the corporation. It is uncertain whether, when or in what form this proposal or similar legislation will be enacted into law.

  Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

  Exempt-interest dividends attributable to interest on certain "private activity" tax-exempt obligations is a preference item for purposes of computing the alternative minimum tax for both individuals and corporations. Moreover, exempt-interest dividends, whether or not on private activity bonds, that are held by corporations will be taken into account (i) in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income, (ii) in calculating the environmental tax equal to 0.12 percent of a corporation's modified alternative minimum taxable income in excess of $2 million, and (iii) in determining the foreign branch profits tax imposed on the effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations. The Fund plans to avoid to the extent possible investing in private activity tax-exempt obligations.

  PENNSYLVANIA PERSONAL PROPERTY TAX. The Fund has obtained a written letter of determination from the Pennsylvania Department of Revenue that the Fund is subject to the Pennsylvania foreign franchise tax upon initiating its intended business activities in Pennsylvania. Accordingly, Fund shares are believed to be exempt from Pennsylvania personal property taxes. The Fund anticipates that it will continue such business activities but reserves the right to suspend them at any time, resulting in the termination of the personal property tax exemption.

  The Fund may be subject to state or local tax in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Fund and of shareholders of the Fund with respect to distributions by the Fund may differ from federal tax treatment. The exemption of interest income for federal income tax purposes may not result in similar exemption under the laws of a particular state or local taxing authority. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income on Municipal Bonds received by the Fund during the preceding year and on other aspects of the federal income tax status of distributions made by the Fund.

  Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

                            PERFORMANCE INFORMATION

  YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is determined separately for Class A, Class B and Class C shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the net asset value per share on the last day of this period.

  Yield is calculated according to the following formula:

                        YIELD = 2 [ ( a  --  b +1)6-1]
                                         cd

  Where: a = dividends and interest earned during the period.
     b = expenses accrued for the period (net of reimbursements).
     c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
     d = the maximum offering price per share on the last day of the period.

  The yield for the 30-day period ended December 31, 1996 for the Fund's Class A, Class B and Class C shares was 4.75%, 4.49% and 4.24%, respectively.

  Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Yield for the Fund will vary based on a number of factors including change in net asset value, market conditions, the level of interest rates and the level of Fund income and expenses.

  TAX EQUIVALENT YIELD. The Fund may also calculate the tax equivalent yield over a 30-day period. The tax equivalent yield is determined separately for Class A, Class B and Class C shares. The tax equivalent yield will be determined by first computing the yield as discussed above. The Fund will then determine what portion of the yield is attributable to securities, the income of which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus 39.6% (the assumed maximum tax rate for individual taxpayers not subject to Alternative Minimum Tax) and then added to the portion of the yield that is attributable to other securities.

  Tax equivalent yield is calculated according to the following formula:

                         TAX EQUIVALENT YIELD =  Yield
                                                 ------
                                                 1-.396

  The tax equivalent yield for the 30-day period ended December 31, 1996 for the Fund's Class A, Class B and Class C shares was 7.86%, 7.43% and 7.02%, respectively.

  AVERAGE ANNUAL TOTAL RETURN. The Fund may also from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus.

  Average annual total return is computed according to the following formula:

                                  P(1+T)n=ERV

Where: P = a hypothetical initial payment of $1000.
       T = average annual total return.
       n = number of years.
       ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods
             (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

  Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

  The average annual total return with respect to the Class A shares for the one year, five year and since inception periods ended December 31, 1996 was - 0.4%, 6.0% and 7.2%, respectively. The average annual total return with respect to the Class B shares of the Fund for the one, five, and ten year periods ended on December 31, 1996 was -2.7%, 6.1% and 6.4%, respectively. The average annual total return for Class C shares for the one year and since inception periods ended December 31, 1996 was 1.0% and 6.1%, respectively.

  AGGREGATE TOTAL RETURN. The Fund may from time to time advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus.

  Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed by the following formula:

                                    ERV - P
                                    -------
                                       P

Where: P   = a hypothetical initial payment of $1000.
       ERV = Ending Redeemable Value at the end of the 1, 5, or 10 year periods
             (or fractional portion thereof) of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods.

  Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

  The aggregate total return with respect to the Class A shares for the one year, five year and since inception periods ended December 31, 1996 was 2.7%, 38.3% and 66.9%, respectively. The aggregate total return with respect to the Class B shares of the Fund for the one, five and ten-year periods ended on December 31, 1996 was 2.3%, 35.7% and 85.8%, respectively. The aggregate total return for Class C shares for the one year and since inception periods ended December 31, 1996 was 2.0% and 15.4%, respectively.

  From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation./1/


                                    [CHART]


---------

  /1/Source: Ibbotson Associates, Stocks, Bonds, Bills and Inflation--1996
      Yearbook (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                      CUSTODIAN AND TRANSFER AND DIVIDEND
                 DISBURSING AGENT AND INDEPENDENT ACCOUNTANTS

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. It is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee of $13 per shareholder account, a new account set-up fee of $2.00 for each manually-established account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended December 31, 1996, the Fund incurred fees of $459,400 for the services of PMFS.

  Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and, in that capacity, audits the Fund's annual financial statements.


Portfolio of Investments as of December 31, 1996                  PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
==================================================================================================================================
                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
----------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.0%
----------------------------------------------------------------------------------------------------------------------------------
Alabama--0.5%

Jasper Wtrwks. & Swr. Brd., Wtr. & Swr. Rev., A.M.B.A.C.        Aaa               6.00%       6/01/18   $  3,350     $  3,499,108
----------------------------------------------------------------------------------------------------------------------------------
Alaska--2.2%

Anchorage Alaska Gen. Oblig., A.M.B.A.C.                        Aaa               6.25        6/01/23      4,000        4,076,760
Anchorage Alaska Elec. Utility Rev.,
   M.B.I.A.                                                     Aaa               6.50       12/01/12      3,400        3,799,670
   M.B.I.A.                                                     Aaa               6.50       12/01/13      2,500        2,790,500
   M.B.I.A.                                                     Aaa               6.50       12/01/14      3,455        3,870,671
                                                                                                                     ------------
                                                                                                                       14,537,601
----------------------------------------------------------------------------------------------------------------------------------
Arizona--3.9%

Arizona St. Mun. Fin. Proj., Cert. of Part., Ser. 25,
   B.I.G.                                                       Aaa               7.875       8/01/14      2,250        2,869,515
Maricopa Cnty. Sch. Dist., A.M.B.A.C.,
   No. 3 Tempe Elem.                                            Aaa              Zero         7/01/09      1,500          765,930
   No. 3 Tempe Elem.                                            Aaa              Zero         7/01/14      1,500          560,025
Maricopa Cnty. Unified Sch. Dist.,
   No. 80 Chandler, F.G.I.C.                                    Aaa              Zero         7/01/09      1,330          679,124
   No. 80 Chandler, M.B.I.A.                                    Aaa              Zero         7/01/10      1,050          504,756
   No. 80 Chandler, M.B.I.A.                                    Aaa              Zero         7/01/11      1,200          542,556
   No. 80 Chandler, F.G.I.C.                                    Aaa               6.25        7/01/11      1,000        1,102,770
   No. 41 Gilbert, F.G.I.C.                                     Aaa              Zero         7/01/07      1,500          870,510
Phoenix St. & Hwy. User Rev., Ser. A, F.G.I.C.                  Aaa              Zero         7/01/12      3,000        1,274,490
Pima Cnty. Ind. Dev. Auth. Rev., F.S.A.                         Aaa               7.25        7/15/10      2,245        2,500,773
Pima Cnty. Unified Sch. Dist., Gen. Oblig., F.G.I.C.
   No. 1, Tuscan                                                Aaa               7.50        7/01/10      3,000        3,647,010
   No. 16, Catalina Foothills                                   Aaa              Zero         7/01/09      3,455        1,764,192
Santa Cruz Cnty., Unified Sch. Dist., A.M.B.A.C.,
   No. 1, Nogales                                               Aaa              Zero         1/01/06        770          487,241
   No. 1, Nogales                                               Aaa              Zero         7/01/06        700          431,823
Tucson Gen. Oblig.,
   Ser. A                                                       A1                7.375       7/01/11      1,000        1,210,410
   Ser. A                                                       A1                7.375       7/01/12      1,100        1,335,290
   Ser. A                                                       A1                7.375       7/01/13      4,500        5,473,755
                                                                                                                     ------------
                                                                                                                       26,020,170
----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.



Portfolio of Investments as of December 31, 1996                  PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
==================================================================================================================================

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
----------------------------------------------------------------------------------------------------------------------------------
California--6.7%

California St Univ. & Hsg. Rev., F.G.I.C.                       Aaa               5.75%      11/01/15   $  7,485     $  7,574,595
Kern California High Sch. Dist., Ser. A, M.B.I.A.               Aaa               6.30        2/01/10      2,490        2,750,006
Long Beach Aquarium of the Pacific Rev., Ser. A, A.M.T.         BBB(d)            6.125       7/01/23      6,000        5,880,660
San Francisco City Swr. Rev., Cap Apprec., Ser. B,
   F.G.I.C.                                                     Aaa               Zero       10/01/09      2,960        1,494,948
San Jose Redev. Proj., Agcy. Tax Alloc., M.B.I.A.               Aaa               6.00        8/01/11      5,000        5,389,150
Santa Margarita/Dana Point Auth., M.B.I.A.,
   Impvt. Dists., 3-3A-484A                                     Aaa               7.25        8/01/09      2,000        2,384,900
   Impvt. Dists., 3-3A-484A                                     Aaa               7.25        8/01/10      2,450        2,918,073
   Impvt. Dists., 3-3A-484A                                     Aaa               7.25        8/01/14      2,000        2,413,500
So. California Pub. Pwr. Auth. Rev., F.G.I.C.                   Aaa               5.45        7/01/17      6,000        5,722,440
So. Orange Cnty. Pub. Fin. Auth. Rev., F.G.I.C.,
   Foothill Area. Proj.                                         Aaa               8.00        8/15/09      3,650        4,590,824
   Foothill Area. Proj.                                         Aaa               6.50        8/15/10      2,000        2,255,560
West Contra Costa Sch. Dist., Cert. of Part.                    Ba1               7.125       1/01/24      1,600        1,702,704
                                                                                                                     ------------
                                                                                                                       45,077,360
----------------------------------------------------------------------------------------------------------------------------------
Colorado--5.8%

Arapahoe Cnty. Cap. Imprvmt. Trust Fund Hwy.,
   Pub. Hwy. Rev., Ser. E-470                                   Baa               Zero        8/31/15     29,800        8,428,036
   Pub. Hwy. Rev., Ser. E-470                                   Baa               7.00        8/31/26      3,000        3,310,080
Colorado Hsg. Fin. Auth., A.M.T.,
   Singl. Fam. Proj.,                                           Aa                8.00        6/01/25      4,585        5,070,964
   Singl. Fam. Proj., Ser. B-1,                                 Aa                7.90       12/01/25      2,855        3,150,093
   Singl. Fam. Proj., Ser. C-1, M.B.I.A.                        Aaa               7.65       12/01/25      5,845        6,495,724
Colorado Springs Arpt. Rev., A.M.T.,
   Ser. A.                                                      BBB+(d)           6.90        1/01/12      3,700        3,916,376
   Ser. A.                                                      BBB+(d)           7.00        1/01/22      7,960        8,454,714
                                                                                                                     ------------
                                                                                                                       38,825,987
----------------------------------------------------------------------------------------------------------------------------------
Florida--3.3%

Broward Cnty. Res. Rec. Rev., Broward Co. L.P. South
   Proj.,                                                       A                 7.95       12/01/08      8,665        9,517,982
Florida St. Brd. of Ed.,
   Admin. Cap. Outlay,                                          Aa                9.125       6/01/14      1,260        1,774,685
   Admin. Cap. Outlay, E.T.M.                                   Aaa               9.125       6/01/14        195          276,432
Hillsborough Cnty. Ind. Dev. Auth. Poll. Ctrl. Rev.,
   Tampa Elec. Proj., Ser. 9                                    Aa3               8.00        5/01/22      5,000        5,814,500
Jacksonville Elec. Auth., St Johns Riv. Pwr., Ser. 7            Aa1               5.50       10/01/14      5,000        4,943,750
                                                                                                                     ------------
                                                                                                                       22,327,349
----------------------------------------------------------------------------------------------------------------------------------

                                              See Notes to Financial Statements.


Portfolio of Investments as of December 31, 1996                                         PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
==================================================================================================================================
                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
----------------------------------------------------------------------------------------------------------------------------------
Georgia--2.6%

Atlanta Urban Res. Fin. Auth., Clark Atlanta Univ. Dorm.
   Fac. Rev.                                                    NR                9.25%       6/01/10   $  5,375(b)  $  6,253,329
Burke Cnty. Dev. Auth., M.B.I.A.,
   Georgia Pwr. Plant Co., Vogtle Proj., Ser. 7                 Aaa               6.625      10/01/24        500          535,460
   Oglethorpe Pwr. Corp.                                        Aaa               8.00        1/01/22      5,000        5,892,350
Cobb Cnty. Kennestone Hosp. Auth. Rev., Ser. A, M.B.I.A.        Aaa               5.00        4/01/24        750          679,665
DeKalb Cnty. Wtr. & Swr. Rev.,                                  Aa                5.25       10/01/23        250          233,333
DeKalb Private Hosp. Auth. Rev., Wesley Svcs. Inc. Proj.        Aa3               8.25        9/01/15        500          516,555
Forsyth Cnty. Sch. Dist. Dev. Rev., Ser. A                      A1                6.75        7/01/16        500          576,155
Fulton Cnty. Sch. Dist. Rev., Lindbrook Square Fndtn.           Aa                6.375       5/01/17        750          837,532
Georgia Mun. Elec. Auth. Pwr. Rev. Ref., Ser. B                 A                 6.25        1/01/17        475          507,115
Green Cnty. Dev. Auth. Indl. Park Rev.                          NR                6.875       2/01/04        585          636,275
Metropolitan Atlanta Rapid Tran. Auth. Rev., Sales Tax
   Rev., Ser. A, M.B.I.A.                                       Aaa               6.90        7/01/20        500          578,670
                                                                                                                     ------------
                                                                                                                       17,246,439
----------------------------------------------------------------------------------------------------------------------------------
Illinois--3.0%

Central Lake Cnty. Jt. Actn. Agcy. Rev., F.G.I.C.               Aaa               5.375       5/01/13      4,315        4,225,162
Kane & De Kalb Cntys. Cmnty. United Sch. Dist., No. 301,
   A.M.B.A.C.                                                   Aaa              Zero        12/01/10      3,055        1,416,451
Metropolitan Pier & Expo. Auth Hosp. Fac. Rev., McCormick
   Place Convention                                             BBB-(d)           7.00        7/01/26     12,910       14,332,811
                                                                                                                     ------------
                                                                                                                       19,974,424
----------------------------------------------------------------------------------------------------------------------------------
Indiana--2.7%

Concord Ind. Cmnty. Schs. Bldg. Corp., Ser. A., A.M.B.A.C.      Aaa               5.90        7/01/13      3,915        4,020,431
Hamilton S.E. Ind. North Del. Schl. Bldg., A.M.B.A.C.           Aaa               5.40        1/15/14      4,275        4,223,358
Merrillville Ind. Multi. Sch. Bldg., M.B.I.A.                   Aaa               5.80        7/15/17      2,780        2,794,762
Mill Creek Indl. Cmnty., East Elem. Sch. Bldg. Corp.,
   F.S.A.                                                       AAA(d)            5.80        7/15/15      3,235        3,284,463
Monroe Cnty. Ind. Cmnty. Sch. Corp., M.B.I.A.                   Aaa               5.25        7/01/16      4,330        4,121,987
                                                                                                                     ------------
                                                                                                                       18,445,001
----------------------------------------------------------------------------------------------------------------------------------
Kentucky--1.8%

Henderson Cnty. Solid Waste Disp. Rev., Macmillan Bloedel
   Proj., A.M.T.                                                Baa2              7.00        3/01/25      6,000        6,348,960
Jefferson Cnty. Poll. Ctrl. Rev., Louisville Gas & Elec.,
   Ser. A, A.M.T.                                               Aa2               7.75        2/01/19      5,700        5,984,658
                                                                                                                     ------------
                                                                                                                       12,333,618
----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


Portfolio of Investments as of December 31, 1996                  PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
==================================================================================================================================
                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Louisiana--4.4%

New Orleans, Gen. Oblig., A.M.B.A.C.                            Aaa              Zero         9/01/09    $13,500     $  6,831,810
Orleans Parish Sch. Brd., E.T.M., M.B.I.A.                      Aaa              8.90%        2/01/07      5,780        7,564,055
St. Charles Parish, Environ. Impt. Rev. Louisiana Pwr. &
   Lt. Co., Ser. A, A.M.T.                                      Baa2             6.875        7/01/24      5,000        5,280,000
St. Charles Parish, Lousiana Poll. Ctrl. Rev.,
   Lousiana Pwr. & Lt. Co.                                      Baa3             8.25         6/01/14      4,000        4,372,240
   Lousiana Pwr. & Lt. Co., Ser. 1989                           Baa3             8.00        12/01/14      5,000        5,495,300
                                                                                                                     ------------
                                                                                                                       29,543,405
----------------------------------------------------------------------------------------------------------------------------------
Maryland--1.7%

Baltimore Wtr. Rev., Ser A, F.G.I.C.                            Aaa              5.80         7/01/15      3,600        3,694,248
Maryland St. Hlth. & Higher Ed. Facs., Auth. Rev.,
   Doctor's Cmnty. Hosp. Proj.                                  Baa              5.50         7/01/24      4,000        3,597,280
Northeast Waste Disp. Auth. Rev., Baltimore City Sludge
   Corp.                                                        NR               7.25         7/01/07      3,871        4,024,950
                                                                                                                     ------------
                                                                                                                       11,316,478
----------------------------------------------------------------------------------------------------------------------------------
Massachusetts--4.0%

Mass. St., Gen. Oblig., Ser. C, M.B.I.A.                        Aaa              5.625        8/01/13      5,000        5,065,400
Mass. St. Hlth. & Ed. Facs. Auth. Rev., Wellesey College        Aa1              5.375        7/01/19      5,000        4,801,550
Mass. St. Wtr. Poll. Abatement, New Bedford Project             Aa               5.70         2/01/15      5,000        5,038,950
Mass. St. Special Oblig. Rev., Ser. A                           A1               5.80         6/01/14      4,850        4,923,526
Mass. St. Wtr. Res. Auth., Ser. B, M.B.I.A.                     Aaa              6.25        12/01/11      6,720        7,408,733
                                                                                                                     ------------
                                                                                                                       27,238,159
----------------------------------------------------------------------------------------------------------------------------------
Michigan--4.4%

Cheboygan Sch. Dist., M.B.I.A.                                  Aaa              5.70         5/01/16      5,930        5,975,542
Detroit Sew. Disp. Rev., F.G.I.C.                               Aaa              5.70         7/01/13      4,500        4,545,270
Fowlerville Cmnty. Schools, M.B.I.A.                            Aaa              5.60         5/01/16      3,125        3,102,875
Holland Sch. Dist., A.M.B.A.C.                                  Aaa              Zero         5/01/12      4,000        1,715,040
Huron Valley Sch. Dist., F.G.I.C.                               Aaa              5.875        5/01/16      1,000        1,025,210
Michigan St. Hsg. Dev. Auth. Rev.,
   Rental Hsg. Rev., Ser. B                                     A+(d)            7.55         4/01/23      1,000        1,074,370
   Sngl. Fam. Mtge., Ser. A.                                    AA+(d)           7.50         6/01/15      5,185        5,460,375
   Sngl. Fam. Mtge., Ser. D, A.M.T.                             AA+(d)           7.75        12/01/19      1,380        1,391,468
Okemos Pub. Sch. Dist., M.B.I.A.,
   Cnty. of Ingham                                              Aaa              Zero         5/01/12      1,100          471,636
   Cnty. of Ingham                                              Aaa              Zero         5/01/13      1,700          683,179
Royal Oak Hosp. Fin. Auth. Hosp. Rev.,
   William Beaumont Hosp.                                       Aa               5.75         1/01/13      4,000        4,055,360
                                                                                                                     ------------
                                                                                                                       29,500,325
----------------------------------------------------------------------------------------------------------------------------------

                                              See Notes to Financial Statements.

Portfolio of Investments as of December 31, 1996                                          PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
===================================================================================================================================
                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------
Minnesota--0.9%

Anoka Hennepin Indpt. Sch. Dist., No. 11, Ser. C, F.S.A.        Aaa               Zero        2/01/12    $ 1,575     $    691,756
Metropolitan Council, St. Paul Area Sports Fac. Rev.,
   Hubert H. Humphrey Metrodome                                 A                 6.00%      10/01/09        500          515,235
Minneapolis St. Paul Hsg. Fin. Brd. Rev., Sngl. Fam.
   Mtge., G.N.M.A., A.M.T.                                      AAA(d)            7.30        8/01/31        870          912,413
Minneapolis St. Paul Met. Arpts. Comm., Ser. 7, A.M.T.          Aaa               7.80        1/01/14      1,000        1,086,780
So. Minn. Mun. Pwr. Agcy. Supply Sys., Ser. A, M.B.I.A.         Aaa               Zero        1/01/20      3,250          886,275
St. Paul Science Museum, Cert. of Part., E.T.M.                 AAA(d)            7.50       12/15/01        929          985,286
Univ. of Minnesota, Ser. A, E.T.M.                              Aa3               6.00        2/01/11      1,000        1,064,700
                                                                                                                     ------------
                                                                                                                        6,142,445
------------------------------------------------------------------------------------------------------------------------------------
Missouri--1.3%

Missouri St. Hsg. Dev. Comm. Mtge Rev., Single Family Loan
   Ser. A, G.N.M.A., A.M.T.                                     AAA(d)            7.20        9/01/26      4,985        5,427,319
Sikeston Missouri Elec. Rev., M.B.I.A.                          Aaa               6.00        6/01/16      3,175        3,406,204
                                                                                                                     ------------
                                                                                                                        8,833,523
-----------------------------------------------------------------------------------------------------------------------------------
Nebraska--0.7%

Nebraska Edl. Fin. Auth. Rev., Creighton Univ. Proj.,
   A.M.B.A.C.                                                   Aaa               5.80        1/01/10      4,500        4,667,265

-----------------------------------------------------------------------------------------------------------------------------------
Nevada--0.9%

Clark Cnty. Passenger Fac. Charge Rev., Las Vegas McCarran
   Int'l. Airport, A.M.B.A.C.                                   Aaa               6.00        7/01/22      6,000        6,171,240

-----------------------------------------------------------------------------------------------------------------------------------
New Hampshire--0.6%

New Hampshire Municipal Bond Bank, Ser. C, M.B.I.A.             Aaa               5.75        8/15/16      4,260        4,317,382

-----------------------------------------------------------------------------------------------------------------------------------
New Jersey--3.2%

New Jersey Hlth. Care Facs. Fin. Auth. Rev.,
   St. Josephs Hosp. & Med. Ctr., Ser. A                        AAA(d)            5.75        7/01/16      1,250        1,263,625
New Jersey St. Hsg. & Mtge. Fin. Agcy., Ser. D, A.M.T.,
   M.B.I.A.                                                     Aaa               7.70       10/01/29      2,755        2,871,206
New Jersey St. Hwy. Auth. Garden St. Pkwy. Gen. Rev.            A1                6.25        1/01/14      5,900        6,185,619
New Jersey St. Tpke. Auth. Rev., Ser. C, M.B.I.A.               Aaa               6.50        1/01/16     10,000       11,284,100
                                                                                                                     ------------
                                                                                                                       21,604,550
-----------------------------------------------------------------------------------------------------------------------------------
New Mexico--0.9%

Farmington Utility Sys. Rev., F.G.I.C.                          Aaa               5.75        5/15/13      5,650        5,744,524
-----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Portfolio of Investments as of December 31, 1996                                          PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
===================================================================================================================================
                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------
New York--14.3%
Metropolitan Trans. Auth., Trans. Facs. Rev.,
   Ser. A, F.S.A.                                               Aaa               6.00%       7/01/16   $  2,500     $  2,612,000
   Ser. O                                                       Baa1              5.75        7/01/13      5,820        5,838,508
New York City Ind. Dev. Agcy., Spec. Fac. Rev., A.M.T.,
   Terminal One Group Assoc. Proj.                              A                 6.00        1/01/19      4,500        4,445,910
   Terminal One Group Assoc. Proj.                              A                 6.125       1/01/24      5,715        5,711,228
New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev.,
   Ser. A, F.G.I.C.                                             Aaa               6.75        6/15/16     21,250       23,128,287
New York St. Dev. Corp.                                         Aaa               5.50        7/01/16      5,000        4,964,550
New York St. Local Gov't. Assist. Corp., Ser. E                 A                 6.00        4/01/14     10,000       10,643,700
New York St. Urban Dev. Corp. Rev., F.S.A.,
   Correctional Facs.                                           Aaa               6.50        1/01/09      3,000        3,367,770
   Correctional Facs., Ser. A                                   Aaa               5.50        1/01/14      3,000        3,026,430
New York, Gen. Oblig.,
   Ser. A                                                       Baa1              7.75        8/15/04      2,000        2,221,940
   Ser. B                                                       Baa1              8.25        6/01/06      1,500        1,787,490
   Ser. B                                                       Baa1              7.25        8/15/07      3,500        3,933,475
   Ser. D                                                       Aaa               7.65        2/01/07      4,600(b)     5,301,684
   Ser. D                                                       Baa1              7.65        2/01/07        400          449,408
   Ser. D                                                       Baa1              8.00        8/01/03      2,020        2,278,903
   Ser. D                                                       Baa1              8.00        8/01/04      1,170        1,320,977
   Ser. F                                                       Baa1              8.25       11/15/02      5,000        5,663,000
Triborough Bridge & Tunl. Auth., Ser. X, M.B.I.A.               Aaa               6.625       1/01/12      8,500        9,683,880
                                                                                                                     ------------
                                                                                                                       96,379,140
-----------------------------------------------------------------------------------------------------------------------------------
North Dakota--1.6%

Mercer Cnty. Poll Ctrl. Rev., Antelope Valley Station,
   A.M.B.A.C                                                    Aaa               7.20        6/30/13      9,000       10,743,660

----------------------------------------------------------------------------------------------------------------------------------
Ohio--2.3%

Ohio St. Wtr. Dev. Auth. Poll. Ctrl. Facs. Rev., Buckeye
   Pwr. Inc. Proj., A.M.B.A.C.                                  Aaa               7.80       11/01/14     12,920       15,378,030

----------------------------------------------------------------------------------------------------------------------------------
Oklahoma--4.7%

Central Okla. Trans. & Pkg. Auth., F.S.A.                       Aaa               5.30        7/01/12      3,500        3,449,110
Mcgee Creek Auth. Wtr. Rev., M.B.I.A.                           Aaa               6.00        1/01/23      7,000        7,562,590
Tulsa Mun. Arpt. Trust Rev., American Airlines, Inc.,
   A.M.T.                                                       Baa2              7.375      12/01/20     19,000       20,278,320
                                                                                                                     ------------
                                                                                                                       31,290,020
----------------------------------------------------------------------------------------------------------------------------------

                                             See Notes to Financial Statements.

Portfolio of Investments as of December 31, 1996                                          PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--2.8%

Bensalem Twp. Sch. Dist., F.G.I.C.                              Aaa              5.875%       7/15/16    $ 2,900     $  2,968,991
Penn. St. Higher Edl. Facs. Auth. Rev., Drexel Univ.            Aaa              5.625        5/01/14      5,000        5,030,950
Penn. St. Higher Edl. Facs. Auth., College & Univ. Rev.,
   Ser. B                                                       Aa               5.90         9/01/15      4,205        4,300,159
Philadelphia Wtr. & Waste Auth. Rev.,
   M.B.I.A.                                                     Aaa              6.25         8/01/09      3,400        3,746,358
   M.B.I.A.                                                     Aaa              6.25         8/01/11      2,500        2,741,675
                                                                                                                     ------------
                                                                                                                       18,788,133
-----------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--3.8%

Puerto Rico Comnwlth.,
   Gen. Oblig., M.B.I.A.                                        Aaa              7.612(c)     7/01/08      1,000        1,082,500
   Gen. Oblig.                                                  Baa1             6.50         7/01/13      3,000        3,333,030
   Gen. Oblig., F.S.A.                                          Aaa              7.71 (c)     7/01/20        450          463,500
Puerto Rico Comnwlth., Hwy. & Trans. Auth., Hwy. Rev.,
   Ser. V                                                       Baa1             6.625        7/01/12      4,000        4,310,880
   Ser. W                                                       Baa1             5.50         7/01/13      3,000        2,993,550
   Ser. W                                                       Baa1             5.50         7/01/15      2,500        2,482,800
Puerto Rico Elec. Pwr. Auth., Pwr. Rev., Ser. S                 Baa1             6.125        7/01/08      1,050        1,137,066
Puerto Rico Public Bldgs. Auth. Rev., Ser. L, F.S.A.            Aaa              5.75         7/01/10      5,065        5,358,061
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.                   Aaa              6.769(c)     1/25/07      4,100        4,212,750
                                                                                                                     ------------
                                                                                                                       25,374,137
-----------------------------------------------------------------------------------------------------------------------------------
South Carolina--1.5%

Charleston Wtrwks. & Swr. Rev., E.T.M.                          Aaa              10.375       1/01/10      7,415       10,076,243

-----------------------------------------------------------------------------------------------------------------------------------
Tennessee--1.6%

Bristol Hlth. & Edl. Fac. Rev., Bristol Memorial Hosp.,
   F.G.I.C.                                                     Aaa              6.75         9/01/10      5,000        5,708,700
Mcminn Cnty. Ind. Dev. Brd. Solid Waste Rev., Calhoun
   Nwsprnt. Recycling Fac., A.M.T.                              Baa1             7.40        12/01/22      5,000        5,399,400
                                                                                                                     ------------
                                                                                                                       11,108,100
-----------------------------------------------------------------------------------------------------------------------------------
Texas--4.2%

Dallas Ft. Worth, Regl. Arpt. Rev., F.G.I.C.,
   Ser. A                                                       Aaa              7.375       11/01/08      3,500        4,067,595
   Ser. A                                                       Aaa              7.375       11/01/09      3,500        4,067,595
Houston Texas Wtr. & Swr. Sys. Rev., Ser. C, M.B.I.A.           Aaa              5.75        12/01/15      3,315        3,346,260
New Braunfels Indpt. Sch. Dist.,
   Cap. Apprec.                                                 Aaa              Zero         2/01/10      2,335        1,140,858
   Cap. Apprec.                                                 Aaa              Zero         2/01/11      2,365        1,086,481
-----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Portfolio of Investments as of         PRUDENTIAL NATIONAL MUNICIPALS
December 31, 1996                      FUND, INC.
================================================================================

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Texas (cont'd.)

Port Corpus Christi Auth. Rev.,                                 A2                7.50%       8/01/12   $  2,000     $  2,216,880
San Antonio Texas Elec. & Gas Rev.,
   M.B.I.A.                                                     Aaa               5.375       2/01/16      3,000        2,941,980
   Ser. B, F.G.I.C.                                             Aaa               Zero        2/01/09      5,000        2,595,650
So. Texas Cmnty. College District Texas, A.M.B.A.C.             Aaa               5.75        8/15/15      4,310        4,357,281
Univ. Texas Univ. Rev., Fen. Sys., Ser. B                       Aa1               6.75        8/15/13      2,035        2,201,178
                                                                                                                     ------------
                                                                                                                       28,021,758
---------------------------------------------------------------------------------------------------------------------------------
Vermont--1.1%

Vermont Edl. & Hlth. Bldgs. Fin. Agcy. Rev.,
   Middlebury College Proj.                                     AA(d)             5.50       11/01/16      4,000        3,963,480
Vermont Muni. Bond Bank, Ser. 1, A.M.B.A.C.                     Aaa               5.75       12/01/16      3,200        3,263,488
                                                                                                                     ------------
                                                                                                                        7,226,968
---------------------------------------------------------------------------------------------------------------------------------
Virginia--0.7%

Fairfax Cnty. Economic Dev. Auth.                               Aa                5.50        5/15/18      3,500        3,388,700
Virginia Polytechnic Inst. & St. Univ. Rev., Ser. A             A1                5.50        6/01/16      1,300        1,295,320
                                                                                                                     ------------
                                                                                                                        4,684,020
---------------------------------------------------------------------------------------------------------------------------------
Washington--3.9%

Washington St. Pub. Pwr. Supply Sys. Rev.,
   Nuclear Proj. No. 1, Ser. A, F.S.A.                          Aaa               7.00        7/01/08      4,000        4,587,440
   Nuclear Proj. No. 1, Ser. B, F.S.A.                          Aaa               7.25        7/01/09      5,000        5,831,450
   Nuclear Proj. No. 2, F.S.A.                                  Aaa               5.40        7/01/12     10,400       10,108,072
   Nuclear Proj. No. 2, Ser. A, M.B.I.A.                        Aaa               Zero        7/01/06      6,000        3,636,840
   Nuclear Proj. No. 3, Ser. B, F.G.I.C.                        Aaa               Zero        7/01/06      3,000        1,818,420
                                                                                                                     ------------
                                                                                                                       25,982,222
                                                                                                                     ------------
Total long-term investments (cost $626,637,453)                                                                       658,418,784
                                                                                                                     ------------
SHORT-TERM INVESTMENTS--1.1%
---------------------------------------------------------------------------------------------------------------------------------
District Of Columbia--0.1%

Dist. of Columbia Rev., Gen. Oblig., Ser. 92A-5, F.R.D.D.       VMIG1             5.00        1/02/97        700          700,000
---------------------------------------------------------------------------------------------------------------------------------
Nevada--0.4%

Washoe Cnty. Wtr. Fac. Rev., Sierra Pacific Power Co.
   Proj., Ser. 90, F.R.D.D.                                     P-1               5.05        1/02/97      2,200        2,200,000
---------------------------------------------------------------------------------------------------------------------------------

                                              See Notes to Financial Statements.

Portfolio of Investments as of         PRUDENTIAL NATIONAL MUNICIPALS
December 31, 1996                      FUND, INC.
================================================================================

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Texas--0.6%

Gulf Coast Ind. Dev. Auth., CITGO Petroleum., Ser. 95,
   F.R.D.D.                                                     VMIG1             5.10%       1/02/97   $  4,200     $  4,200,000
                                                                                                                     ------------
Total short-term investments (cost $7,100,000)                                                                          7,100,000
                                                                                                                     ------------
Total Investments--99.1%
   (cost $633,737,453; Note 4)                                                                                        665,518,784
Other assets in excess of liabilities--0.9%                                                                             6,176,870
                                                                                                                     ------------
Net Assets--100%                                                                                                     $671,695,654
                                                                                                                     ============

------------

(a) The following abbreviations are used in portfolio descriptions:
      A.M.B.A.C.--American Municipal Bond Assurance Corporation A.M.T.--Alternative Minimum Tax
      B.I.G.--Bond Investors Guaranty Insurance Company
      E.T.M.--Escrowed to Maturity
      F.G.I.C.--Financial Guaranty Insurance Company
      F.R.D.D.--Floating Rate Daily Demand Note(e)
      F.S.A.--Financial Security Assurance
      G.N.M.A.--Government National Mortgage Association
      M.B.I.A.--Municipal Bond Insurance Association
(b) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
(c) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(d) Standard and Poor's Rating.
(e) For purposes of amortized cost valuation, the maturity date of Floating
    Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------

See Notes to Financial Statements.

Statement of Assets and Liabilities    PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
================================================================================

Assets                                                                                                      December 31, 1996
                                                                                                            -----------------
Investments, at value (cost $633,737,453)...............................................................      $   665,518,784
Interest receivable.....................................................................................           11,905,872
Receivable for Fund shares sold.........................................................................               88,492
Receivable for investments sold.........................................................................               65,355
Deferred expenses and other assets......................................................................               18,524
                                                                                                              ---------------
   Total assets.........................................................................................          677,597,027
                                                                                                              ---------------
Liabilities
Bank overdraft..........................................................................................               12,105
Payable for investments purchased.......................................................................            4,055,215
Dividends payable.......................................................................................              746,560
Payable for Fund shares reacquired......................................................................              467,062
Accrued expenses........................................................................................              259,949
Management fee payable..................................................................................              244,590
Distribution fee payable................................................................................              115,892
                                                                                                              ---------------
   Total liabilities....................................................................................            5,901,373
                                                                                                              ---------------
Net Assets..............................................................................................      $   671,695,654
                                                                                                              ===============
Net assets were comprised of:
   Common stock, at par.................................................................................      $       431,386
   Paid-in capital in excess of par.....................................................................          642,493,209
                                                                                                              ---------------
                                                                                                                  642,924,595
   Accumulated net realized loss on investments.........................................................           (3,010,272)
   Net unrealized appreciation on investments...........................................................           31,781,331
                                                                                                              ---------------
Net assets, December 31, 1996...........................................................................      $   671,695,654
                                                                                                              ===============

Class A:
   Net asset value and redemption price per share
      ($502,739,143 / 32,306,432 shares of common stock issued and outstanding).........................               $15.56
   Maximum sales charge (3% of offering price)..........................................................                  .48
                                                                                                                       ------
   Maximum offering price to public.....................................................................               $16.04
                                                                                                                       ======

Class B:
   Net asset value, offering price and redemption price per share
      ($168,184,783 / 10,782,675 shares of common stock issued and outstanding).........................               $15.60
                                                                                                                       ------
Class C:
   Net asset value, offering price and redemption price per share
      ($771,728 / 49,477 shares of common stock issued and outstanding).................................               $15.60
                                                                                                                       ======
-------------------------------------------------------------------------------------------------------------------------------

                                              See Notes to Financial Statements.

PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
Statement of Operations
=============================================================

                                               Year Ended
Net Investment Income                       December 31, 1996
                                            -----------------
Income
   Interest..............................     $  42,028,983
                                              -------------
Expenses
   Management fee........................         3,347,154
   Distribution fee--Class A.............           508,159
   Distribution fee--Class B.............           966,562
   Distribution fee--Class C.............             5,057
   Transfer agent's fees and expense.....           522,000
   Reports to shareholders...............           203,000
   Custodian's fees and expenses.........           102,000
   Registration fees.....................            70,000
   Audit fees and expenses...............            51,000
   Legal fees and expenses...............            40,000
   Directors' fees and expenses..........            31,000
   Insurance expense.....................            13,000
   Miscellaneous.........................            12,292
                                              -------------
      Total expenses.....................         5,871,224
   Less: Management fee waiver...........          (351,073)
      Custodian fee credit...............            (7,738)
                                              -------------
      Net expenses.......................         5,512,413
                                              -------------
Net investment income....................        36,516,570
                                              -------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions...............         7,253,686
   Financial futures contracts...........          (680,537)
                                              -------------
                                                  6,573,149
Net change in unrealized depreciation of
   Investments...........................       (26,789,525)
                                              -------------
Net loss on investment transactions......       (20,216,376)
                                              -------------
Net Increase in Net Assets
Resulting from Operations................     $  16,300,194
                                              =============

PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
Statement of Changes in Net Assets
================================================================

Increase (Decrease)                   Year Ended December 31,
in Net Assets                       ----------------------------
                                        1996            1995
                                    ------------    ------------
Operations
   Net investment income..........  $ 36,516,570    $ 36,359,209
   Net realized gain on investment
      transactions................     6,573,149      15,052,304
   Net change in unrealized
      appreciation (depreciation)
      of investments..............   (26,789,525)     63,875,111
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...    16,300,194     115,286,624
                                    ------------    ------------
Dividends and distributions
   (Note 1) Dividends from net
   investment
      income
      Class A.....................   (26,993,477)    (23,828,407)
      Class B.....................    (9,491,599)    (12,519,283)
      Class C.....................       (31,494)        (11,519)
                                    ------------    ------------
                                     (36,516,570)    (36,359,209)
                                    ------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................      (129,414)       (202,311)
      Class B.....................       (43,154)        (83,632)
      Class C.....................          (196)           (148)
                                    ------------    ------------
                                        (172,764)       (286,091)
                                    ------------    ------------
Fund share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold........................   132,494,761     179,852,628
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............    22,304,782      22,078,855
   Cost of shares reacquired......  (224,127,599)   (204,293,852)
                                    ------------    ------------
   Decrease in net assets from
      Fund share transactions.....   (69,328,056)     (2,362,369)
                                    ------------    ------------
Total increase (decrease).........   (89,717,196)     76,278,955
Net Assets
Beginning of year.................   761,412,850     685,133,895
                                    ------------    ------------
End of year.......................  $671,695,654    $761,412,850
                                    ============    ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Notes to Financial Statements          PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
================================================================================

Prudential National Municipals Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes by investing substantially all of its total assets in carefully selected long-term municipal bonds of medium quality. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.
--------------------------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a "when-issued" basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain(loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on an identified cost basis. Interest income is recorded on an accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income $172,764, increase accumulated realized losses by $669,358 and increase paid-in capital in excess of par by $496,594. The current year effect of applying the Statement of Position was due to the sale of securities purchased with market discount. Net investment income, net realized gains and net assets were not affected by this change.

Federal Income Taxes: It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to its shareholders. For this reason, no federal income tax provision is required.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. The Fund will distribute at least annually any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
--------------------------------------------------------------------------------

Notes to Financial Statements          PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
================================================================================

Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management LLC ("PMF"). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly at an annual rate of .50% of the Fund's average daily net assets up to and including $250 million, .475% of the next $250 million, .45% of the next $500 million, .425% of the next $250 million, .40% of the next $250 million and .375% of the Fund's average daily net assets in excess of $1.5 billion. PMF has agreed to waive a portion (.05 of 1% of the Fund's average daily net assets) of its management fee which amounted to $351,073 ($0.008 per share for Class A, B and C shares). The Fund is not required to reimburse PMF for such waiver.

The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI"), which acts as the distributor of the Class A, Class B and Class C shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI with respect to Class A, B and C shares, for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 1996.

PSI has advised the Fund that it received approximately $33,100 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1996. From these fees, PSI paid such sales charges to Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Fund that for the year ended December 31, 1996, it received approximately $393,600 and $1,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the "Funds"), entered into a credit agreement (the "Agreement") on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of December 31, 1996. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.

--------------------------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly-owned subsidiary of
PMF, serves as the Fund's transfer agent and during the year ended December 31, 1996, the Fund incurred fees of approximately $459,400 for the services of PMFS. As of December 31, 1996, $36,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

--------------------------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1996, were $317,162,651 and $389,621,965, respectively.

The federal income tax basis of the Portfolio's investments at December 31, 1996 was $633,737,453 and, accordingly, net unrealized appreciation for federal income tax purposes was $31,781,331 (gross unrealized appreciation--$33,314,954; gross unrealized depreciation--$1,533,623).

For federal income tax purposes, the Fund has a capital loss carryforward as of December 31, 1996 of approximately $3,010,300 of which $2,657,800 expires in 2002 and $352,500 expires in 2003. Such carryforward is after utilization of approximately $6,366,600 of net taxable gains realized and recognized during the year ended December 31, 1996. Accordingly, no capital gains distribution is expected to be paid until net gains have been realized in excess of the carryforward.
--------------------------------------------------------------------------------

Notes to Financial Statements          PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
================================================================================

Note 5. Capital

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

There are 750 million shares of common stock, $.01 par value, per share, divided into three classes, designated Class A, Class B and Class C common stock, each of which consists of 250 million authorized shares.

Transactions in shares of common stock were as follows:

Class A                               Shares          Amount
-------                             -----------    -------------
Year ended December 31, 1996:
Shares sold......................     7,874,132    $ 121,137,131
Shares issued in reinvestment of
  dividends and distributions....     1,069,965       16,527,402
Shares reacquired................   (12,415,345)    (191,331,476)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................    (3,471,248)     (53,666,943)
Shares issued upon conversion
  from Class B...................     2,099,600       32,135,995
                                    -----------    -------------
Net decrease in shares
  outstanding....................    (1,371,648)   $ (21,530,948)
                                    ===========    =============
Year ended December 31, 1995:
Shares sold......................     5,840,738    $  88,549,457
Shares issued*...................     2,456,167       38,217,954
Shares issued in reinvestment of
  dividends and distributions....       946,405       14,567,998
Shares reacquired................    (9,950,451)    (152,370,817)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................      (707,141)     (11,035,408)
Shares issued upon conversion
  from Class B...................    33,503,346      499,611,384
                                    -----------    -------------
Net increase in shares
  outstanding....................    32,796,205    $ 488,575,976
                                    ===========    =============

Class B                               Shares          Amount
-------                             -----------    -------------
Year ended December 31, 1996:
Shares sold......................       698,535    $  10,812,210
Shares issued in reinvestment of
  dividends and distributions....       371,613        5,754,354
Shares reacquired................    (2,107,215)     (32,615,599)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................    (1,037,067)     (16,049,035)
Shares reacquired upon conversion
  into Class A...................    (2,095,072)     (32,135,995)
                                    -----------    -------------
Net decrease in shares
  outstanding....................    (3,132,139)   $ (48,185,030)
                                    ===========    =============
Year ended December 31, 1995:
Shares sold......................     1,092,500    $  11,070,341
Shares issued*...................     2,674,096       41,715,890
Shares issued in reinvestment of
  dividends and distributions....       493,046        7,503,598
Shares reacquired................    (3,427,668)     (51,852,878)
                                    -----------    -------------
Net increase in shares
  outstanding before
  conversion.....................       831,974        8,436,951
Shares reacquired upon conversion
  into Class A...................   (33,457,015)    (499,611,384)
                                    -----------    -------------
Net decrease in shares
  outstanding....................   (32,625,041)   $(491,174,433)
                                    ===========    =============
Class C
-------
Year ended December 31, 1996:
Shares sold......................        34,623    $     545,420
Shares issued in reinvestment of
  dividends and distributions....         1,490           23,026
Shares reacquired................       (11,778)        (180,524)
                                    -----------    -------------
Net increase in shares
  outstanding....................        24,335    $     387,922
                                    ===========    =============
Year ended December 31, 1995:
Shares sold......................        18,625    $     287,124
Shares issued*...................           760           11,862
Shares issued in reinvestment of
  dividends and distributions....           469            7,259
Shares reacquired................        (4,510)         (70,157)
                                    -----------    -------------
Net increase in shares
  outstanding....................        15,344    $     236,088
                                    ===========    =============

---------------
* Represents amounts issued in connection with the acquisition of the Prudential Municipal Series Fund--Arizona Series, Georgia Series, and Minnesota Series.

Financial Highlights                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
================================================================================

                                                                     Class A
                                             --------------------------------------------------------
                                                             Year Ended December 31,
                                             --------------------------------------------------------
                                               1996         1995        1994        1993        1992
                                             --------     --------     -------     -------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........   $  15.98     $  14.42     $ 16.30     $ 15.94     $16.00
                                             --------     --------     -------     -------     ------
Income from investment operations
Net investment income.....................        .82(b)       .81(b)      .81         .90        .94
Net realized and unrealized gain (loss) on
   investment transactions................       (.42)        1.57       (1.78)       1.05        .43
                                             --------     --------     -------     -------     ------
   Total from investment operations.......        .40         2.38        (.97)       1.95       1.37
                                             --------     --------     -------     -------     ------
Less distributions
Dividends from net investment income......       (.82)        (.81)       (.81)       (.90)      (.94)
Distributions in excess of net investment
   income.................................      --   (c)      (.01)      --          --          --
Distributions from net realized gains.....      --           --           (.10)       (.69)      (.49)
                                             --------     --------     -------     -------     ------
   Total distributions....................       (.82)        (.82)       (.91)      (1.59)     (1.43)
                                             --------     --------     -------     -------     ------
Net asset value, end of year..............   $  15.56     $  15.98     $ 14.42     $ 16.30     $15.94
                                             ========     ========     =======     =======     ======
TOTAL RETURN(a):..........................       2.66%       16.91%      (6.04)%     12.60%      8.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).............   $502,739     $538,145     $12,721     $14,167     $7,700
Average net assets (000)..................   $508,159     $446,350     $14,116     $11,786     $5,401
Ratios to average net assets:
   Expenses, including distribution
      fees................................        .68%(b)      .75%(b)     .77%        .69%       .72%
   Expenses, excluding distribution
      fees................................        .58%(b)      .65%(b)     .67%        .59%       .62%
   Net investment income..................       5.31%(b)     5.34%(b)    5.38%       5.49%      5.79%
For Class A, B and C shares:
   Portfolio turnover rate................         46%          98%        120%         82%       114%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Financial Highlights                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
================================================================================

                                                                        Class B                                   Class C
                                            ----------------------------------------------------------------     ----------
                                                                                                                 Year Ended
                                                                                                                  December
                                                                Year Ended December 31,                             31,
                                            ----------------------------------------------------------------     ----------
                                              1996           1995           1994         1993         1992          1996
                                            --------       --------       --------     --------     --------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......  $  16.02       $  14.45       $  16.33     $  15.97     $  16.02      $  16.02
                                            --------       --------       --------     --------     --------      --------
Income from investment operations
Net investment income.....................       .76(b)         .76(b)         .75          .84          .88           .72(b)
Net realized and unrealized gain (loss) on
   investment transactions................      (.42)          1.58          (1.78)        1.05          .44          (.42)
                                            --------       --------       --------     --------     --------      --------
   Total from investment operations.......       .34           2.34          (1.03)        1.89         1.32           .30
                                            --------       --------       --------     --------     --------      --------
Less distributions
Dividends from net investment income......      (.76)          (.76)          (.75)        (.84)        (.88)         (.72)
Distributions in excess of net investment
   income.................................     --   (c)        (.01)         --           --           --           --    (c)
Distributions from net realized gains.....     --             --              (.10)        (.69)        (.49)       --
                                            --------       --------       --------     --------     --------      --------
   Total distributions....................      (.76)          (.77)          (.85)       (1.53)       (1.37)         (.72)
                                            --------       --------       --------     --------     --------      --------
Net asset value, end of period............  $  15.60       $  16.02       $  14.45     $  16.33     $  15.97      $  15.60
                                            ========       ========       ========     ========     ========      ========
TOTAL RETURN(a):..........................      2.26%         16.49%         (6.39)%      12.15%        8.50%         2.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........  $168,185       $222,865       $672,272     $848,299     $828,702          $772
Average net assets (000)..................  $193,312       $252,313       $751,623     $854,919     $829,830          $674
Ratios to average net assets:
   Expenses, including distribution
      fees................................      1.08%(b)       1.15%(b)       1.17%        1.09%        1.12%         1.33%(b)
   Expenses, excluding distribution
      fees................................       .58%(b)        .65%(b)        .67%         .59%         .62%          .58%(b)
   Net investment income..................      4.91%(b)       4.96%(b)       4.96%        5.09%        5.39%         4.67%(b)

                                               Year Ended     August 1,
                                                December       1994(e)
                                                  31,          through
                                               --------      December 31,
                                                 1995            1994
                                               --------      ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......     $  14.44         $  15.13
                                               --------         --------
Income from investment operations
Net investment income.....................          .72(b)           .29
Net realized and unrealized gain (loss) on
   investment transactions................         1.59             (.69)
                                               --------         --------
   Total from investment operations.......         2.31             (.40)
                                               --------         --------
Less distributions
Dividends from net investment income......         (.72)            (.29)
Distributions in excess of net investment
   income.................................         (.01)           --
Distributions from net realized gains.....        --               --
                                               --------         --------
   Total distributions....................         (.73)            (.29)
Net asset value, end of period............     $  16.02         $  14.44
                                               ========         ========
TOTAL RETURN(a):..........................        16.22%           (2.63)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........         $403             $141
Average net assets (000)..................         $247             $103
Ratios to average net assets:
   Expenses, including distribution
      fees................................         1.40%(b)         1.51%(d)
   Expenses, excluding distribution
      fees................................          .65%(b)          .76%(d)
   Net investment income..................         4.66%(b)         4.84%(d)

---------------
(a)Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
(d) Annualized.
(e) Commencement of offering of Class C shares.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Report of Independent Accountants      PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
================================================================================

To the Board of Directors and Shareholders of Prudential National Municipals Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential National Municipals Fund, Inc. (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                PRICE WATERHOUSE LLP
                1177 Avenue of the Americas
                New York, New York
                February 24, 1997

--------------------------------------------------------------------------------

Supplemental Proxy Information         PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
================================================================================

   The Annual Meeting of Shareholders of the Prudential National Municipals Fund, Inc. was held on Wednesday, October 30, 1996 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:

 (1) To elect Directors as follows: Edward D. Beach, Eugene C. Dorsey, Delayne Dedrick Gold, Robert F. Gunia, Harry A. Jacobs, Jr., Donald D. Lennox, Mendel A. Melzer, Thomas T. Mooney, Thomas H. O'Brien, Richard A. Redeker, Nancy H. Teeters and Louis A. Weil, III.

(2a) To approve the proposed elimination of the Fund's fundamental investment restriction relating to investment in shares of other investment companies.

(2b) Approval of amendment to the Fund's investment restrictions to permit an increase in the borrowing capabilities of the Fund.

(2c) Approval of amendment of the Fund's investment restriction to permit the Fund to use futures contracts and options thereon.

(2d) Approval of elimination of the Fund's investment restriction relating to the purchase and sale of puts and calls.

(2e) Approval of elimination of the Fund's investment restriction limiting investment to only those securities described in the investment objectives and policies section of the Prospectus and Statement of Additional Information.

(2f) Approval of an amendment to the Fund's investment restriction regarding the making of loans.

 (3) To ratify the selection of Price Waterhouse LLP as independent public accountants for the fiscal year ending December 31, 1996.

     The results of the proxy solicitation on the above matters were as follows:


Director/Matter                                                                    Votes for      Votes against     Abstentions
---------------                                                                    ----------     -------------     -----------
(1)   Edward D. Beach                                                              21,669,909               0          800,261
      Eugene C. Dorsey                                                             21,695,978               0          774,192
      Delayne Dedrick Gold                                                         21,693,106               0          777,064
      Robert F. Gunia                                                              21,719,174               0          750,996
      Harry A. Jacobs, Jr.                                                         21,621,774               0          848,396
      Donald D. Lennox                                                             21,695,643               0          774,527
      Mendel A. Melzer                                                             21,657,505               0          812,665
      Thomas T. Mooney                                                             21,725,894               0          744,276
      Thomas H. O'Brien                                                            21,722,761               0          747,409
      Richard A. Redeker                                                           21,688,529               0          781,641
      Nancy H. Teeters                                                             21,722,662               0          747,508
      Louis A. Weil, III                                                           21,677,273               0          792,897
(2a)  Amending of Investment Restriction of Shares in Other Investment Companies   19,832,903       1,251,969        1,321,190
(2b)  Amendment Relating to Borrowing Capabilities                                 19,066,451       1,978,982        1,360,629
(2c)  Amendment to Permit Futures and Options Use                                  18,914,088       2,036,911        1,455,063
(2d)  Elimination of Restriction of Puts and Calls                                 18,857,883       1,991,110        1,557,069
(2e)  Elimination of Restrictions Described in Investment                          19,652,582       1,404,919        1,348,561
(2f)  Amendment Regarding the Making of Loans                                      19,140,722       1,832,406        1,432,934
(3)   Price Waterhouse LLP                                                         21,052,350         367,446        1,050,374

------------------------------------------------------------------------------------------------------------------------------

                                  APPENDIX I
                  DESCRIPTION OF TAX-EXEMPT SECURITY RATINGS

CORPORATE AND TAX-EXEMPT BOND RATINGS

  The four highest ratings of Moody's Investors Service ("Moody's") for tax-exempt and corporate bonds are Aaa, Aa, A and Baa. Bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds comprise what are generally known as "high grade bonds." Bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa are considered as "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's applies numerical modifiers "1", "2", and "3" in each generic rating classification from Aa through B in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. The forgoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed or (d) payments to which some other limiting condition attaches. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

  The four highest ratings of Standard & Poor's Ratings Group ("Standard & Poor's") for tax-exempt and corporate bonds are AAA, AA, A and BBB. Bonds rated AAA bear the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by Standard & Poor's, indicates an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely and entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

TAX-EXEMPT NOTE RATINGS

  The ratings of Moody's for tax-exempt notes are MIG 1, MIG 2, MIG 3 and MIG
4. Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group. Notes bearing the designation MIG 3 are judged to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

  The ratings of Standard & Poor's for municipal notes issued on or after July 29, 1984 are "SP-1" "SP-2" and "SP-3". Prior to July 29, 1984, municipal notes carried the same symbols as municipal bonds. The designation "SP-1" indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest while an "SP-3" designation indicates speculative capacity to pay principal and interest.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

  Moody's and Standard & Poor's rating grades for commercial paper, set forth below, are applied to Municipal Commercial Paper as well as taxable commercial paper.

  Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rate issuers: Prime-1, superior capacity; Prime-2, strong capacity; and Prime-3, acceptable capacity.

  Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates the degree of safety regarding timely payment is very strong. A "+" designation is applied to those issues rated "A-1" which possess an overwhelming degree of safety. The "A-2" designation indicates that capacity for timely payment is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1." The "A-3" designation indicates that the capacity for timely payment is satisfactory. Such issues, however, are somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated "B" are regarded as having only an adequate capacity for timely payment and such capacity may be impaired by changing conditions or short-term adversities.

                                  APPENDIX II
                        GENERAL INVESTMENT INFORMATION

  The following terms are used in mutual fund investing.

ASSET ALLOCATION

  Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

  Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

DURATION

  Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

  Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

  Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

  Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                                  APPENDIX III
                          HISTORICAL PERFORMANCE DATA

  The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

  This chart shows the long-term performance of various asset classes and the rate of inflation.

                                  [MAC CHART]

Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

Impact of Inflation. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

                                      III-1

  Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 to September 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

  All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

                                  [MAC CHART]

/1/LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year. /2/LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Governmental National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). /3/LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
/4/LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
/5/SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) Includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

                                      III-2

  This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

                                  [MAC CHART]

Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1994. Yields represent that of an annual renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

                                     III-3

              APPENDIX IV INFORMATION RELATING TO THE PRUDENTIAL

  Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

  The Manager and PIC/1/ are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

  Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.

  Money Management. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1996, Institutional Investor ranked Prudential the fifth largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1995. As of December 31, 1995, Prudential had more than $314 billion in assets under management. Prudential's Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals.

  Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States./2/

  Healthcare. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.

  Financial Services. The Prudential Bank, a wholly-owned subsidiary of the Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

  Prudential Mutual Fund Management is one of the seventeen largest mutual fund companies in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

  The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.
---------
/1/ Prudential Mutual Fund Investment Management, a unit of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund, and Mercater Asset Management, L.P., as subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc., and BlackRock Financial Management, Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.
/2/  As of December 31, 1994.

  From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

  Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

  High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.3 Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

  Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

  Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

  Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

  Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

  Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

  Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

  Trading Data./4/ On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over 3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets./5/ Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities./6/
---------
/3/ As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.
/4/ Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.
/5/ Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.
/6/  As of December 31, 1994.

  Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

  Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI./7/

  Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A- (compared to an industry average of B+) .

  In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities' analysts were ranked as first-team finishers./8/

  In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial ArchitectSM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

  For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.



---------
/7/  As of December 31, 1994.
/8/ On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                    PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (A) FINANCIAL STATEMENTS:

    (1) Financial statements included in the Prospectus constituting Part A of this Registration Statement:

      Financial Highlights for each of the ten years in the period ended December 31, 1996.

    (2) Financial statements included in the Statement of Additional Information constituting Part B of this Registration Statement:

      Portfolio of Investments at December 31, 1996.

      Statement of Assets and Liabilities at December 31, 1996.

      Statement of Operations for the year ended December 31, 1996.

      Statement of Changes in Net Assets for the years ended December 31, 1995 and December 31, 1996.

      Notes to Financial Statements.

      Financial Highlights with respect to each of the five years in the period ended December 31, 1996.

      Report of Independent Accountants.

  (B) EXHIBITS:

     1.Restated Articles of Incorporation. Incorporated by reference to
       Exhibit 1 to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-66407).

     2.Amended and restated By-Laws. Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 20 to the Registration Statement filed on Form N-1A via EDGAR filed on March 1, 1994 (File No. 2-66407).

     4.Instruments defining rights of holders of the securities being offered. Incorporated by reference to Exhibits Nos. 1 and 2 above.

     5.(a) Management Agreement between the Registrant and Prudential Mutual
       Fund Management, Inc. *

      (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and the Prudential Investment Corporation.*

     6.(a) Selected Dealer Agreement, incorporated by reference to Exhibit
       6(b) to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1 (File No. 2-66407).

      (b) Distribution and Service Agreement for Class A shares.
      Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-66407).

      (c) Distribution and Service Agreement for Class B shares.
      Incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-66407).

      (d) Distribution and Service Agreement for Class C shares.
      Incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-66407).

      (e) Amended Distribution Agreement dated January 1, 1996.
      Incorporated by reference to Exhibit 6(e) to Post-Effective Amendment No. 24 to Registration Statement on Form N-1A filed via EDGAR on February 28, 1986 (File No. 2-66407).

     8.Custodian Agreement between the Registrant and State Street Bank and
       Trust Company.*

     9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc.*

    10. Opinion of Sullivan & Cromwell.*

    11. Consent of Independent Accountants.*

    15. (a) Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-66407).

        (b) Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-66407).

        (c) Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-66407).

    16. (a) Schedule of Calculation of Average Annual Total Return (Class B Shares), incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 13 to Registration Statement on Form N-1A (File No. 2-66407).

        (b) Schedule of Calculation of Average Annual Total Return (Class A Shares), incorporated by reference to Exhibit 16(b) to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A (File No. 2-66407).

        (c) Schedule of Calculation of Aggregate Total Return for Class A and Class B shares, incorporated by reference to Exhibit 16(c) to Post-Effective Amendment No. 20 to Registration Statement on Form N-1A (File No. 2-66407).

    27. Financial Data Schedule.*
---------
 *Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

  As of February 7, 1997 there were 20,770, 9,453 and 29 record holders of Class A, Class B and Class C shares of common stock, respectively, $.01 par value per share, of the Registrant.

ITEM 27. INDEMNIFICATION.

  As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by
Section 17(i) of the 1940 Act, pursuant to Section 10 of each Distribution Agreement (Exhibits 6(b), 6(c) and 6(d) to the Registration Statement), each Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

  The Registrant intends to purchase an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

  Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Mutual Fund Management LLC (PMF) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

  The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  (a) Prudential Mutual Fund Management LLC.

  See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

  The business and other connections of the officers of PMF are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference.

  The business and other connections of PMF's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, New Jersey 07102.

NAME AND
ADDRESS     POSITION WITH PMF                         PRINCIPAL OCCUPATIONS
--------    -----------------                         ---------------------
Brian M.       Officer-in-Charge,         Officer-in-Charge, President, Chief Executive
Storms         President, Chief            Officer and Chief Operating Officer, PMF
               Executive Officer and
               Chief Operating Officer
Robert F.      Executive Vice President   Comptroller, Prudential Investments;
Gunia          and Treasurer               Executive Vice President and Treasurer, PMF;
                                           Senior Vice President of Prudential
                                           Securities Incorporated (Prudential
                                           Securities)
Thomas A.      Executive Vice President,  Executive Vice President, Secretary and
Early          Secretary and General       General Counsel, PMF; Vice President and
               Counsel                     General Counsel, Prudential Retirement
                                           Services
Susan C.       Executive Vice President   Executive Vice President and Chief Financial
Cote           and Chief Financial         Officer, PMF
               Officer
Neil A.        Executive Vice President   Executive Vice President, PMF
McGuinness
Robert J.      Executive Vice President   Executive Vice President, PMF
Sullivan

  (b) Prudential Investment Corporation (PIC)

  See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

  The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07102.

NAME AND
ADDRESS      POSITION WITH PIC              PRINCIPAL OCCUPATIONS
--------     -----------------              ---------------------
E. Michael   Chairman of the    Chief Executive Officer of Prudential
Caulfield    Board, President,   Investments
             Chief Executive
             Officer and
             Director
Jonathan M.  Senior Vice        President--Investment Management of
Greene       President and       Prudential Investments
             Director
John R.      Vice President and President of Private Asset Management Group
Strangfeld   Director            of Prudential

ITEM 29. PRINCIPAL UNDERWRITERS

  (a)(i) Prudential Securities Incorporated

  Prudential Securities is distributor for Prudential Jennison Series Fund, Inc., The Target Portfolio Trust, The BlackRock Government Income Trust, The Global Government Plus Fund, Inc., The Global Total Return Fund Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Allocation Fund, Prudential California Municipal Fund, Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Dryden Fund, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust (Short-Intermediate Term Series, Money Market Series and U.S. Treasury Money Market Series), Prudential High Yield Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc.; Prudential Intermediate Global Income Fund, Inc., Prudential MoneyMart Assets Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small Companies Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Utility Fund, Inc. and Prudential World Fund, Inc. Prudential Securities is also a depositor for the following unit investment trusts:

                      Corporate Income Trust Fund
                      Prudential Equity Trust Shares
                      National Equity Trust
                      Prudential Unit Trusts
                      Government Securities Equity Trust
                      National Municipal Trust

  (b)(i) Information concerning the directors and officers of Prudential Securities Incorporated is set forth below.

                           POSITIONS AND                          POSITIONS AND
                           OFFICES WITH                           OFFICES WITH
NAME(/1/)                  UNDERWRITER                            REGISTRANT
---------                  -------------                          -------------
Robert C. Golden.......... Executive Vice President and Director      None
 One New York Plaza
 New York, NY 10292
Alan D. Hogan............. Executive Vice President, Chief            None
                            Administrative Officer and Director
George A. Murray.......... Executive Vice President and Director      None
Leland B. Paton........... Executive Vice President and Director      None
 One New York Plaza
 New York, NY 10292
Martin Pfinsgraff......... Executive Vice President, Chief            None
                            Financial Officer and Director
Vincent T. Pica, II....... Executive Vice President and Director      None
 One New York Plaza
 New York, NY 10292
Hardwick Simmons.......... Chief Executive Officer, President and     None
                            Director
Lee B. Spencer, Jr. ...... General Counsel, Executive Vice            None
                            President and Director

  (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, Newark, New Jersey 07102-4077, and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey, 08837. Documents required by Rules 31a-1 (b) (5), (6), (7), (9), (10) and (11) and 31a-1 (f) will be kept at Three
Gateway Center, documents required by Rules 31a-1 (b) (4) and (11) and 31a-1
(d) at One Seaport Plaza and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services. Inc.

ITEM 31. MANAGEMENT SERVICES

  Other than as set forth under the captions "How the Fund is Managed-- Manager" and "How the Fund is Managed--Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS

  The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 28th day of February, 1997.

                        PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                        /s/ Richard A. Redeker
                        ---------------------------------

                        (RICHARD A. REDEKER, PRESIDENT)

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

 SIGNATURE                                            TITLE                  DATE
 ---------                                            -----                  ----
 /s/ Edward D. Beach                         Director                  February 28, 1997
 -------------------------------------------
   EDWARD D. BEACH
 /s/ Eugene C. Dorsey                        Director                  February 28, 1997
 -------------------------------------------
   EUGENE C. DORSEY
 /s/ Delayne Dedrick Gold                    Director                  February 28, 1997
 -------------------------------------------
   DELAYNE DEDRICK GOLD
 /s/ Robert F. Gunia                         Vice President and
 -------------------------------------------  Director                 February 28, 1997
   ROBERT F. GUNIA
 /s/ Harry A. Jacobs, Jr.                    Director                  February 28, 1997
 -------------------------------------------
   HARRY A. JACOBS, JR.
 /s/ Donald D. Lennox                        Director                  February 28, 1997
 -------------------------------------------
   DONALD D. LENNOX
 /s/ Mendel A. Melzer                        Director                  February 28, 1997
 -------------------------------------------
   MENDEL A. MELZER
 /s/ Thomas T. Mooney                        Director                  February 28, 1997
 -------------------------------------------
   THOMAS T. MOONEY
 /s/ Thomas H. O'Brien                       Director                  February 28, 1997
 -------------------------------------------
   THOMAS H. O'BRIEN
 /s/ Richard A. Redeker                      President and Director    February 28, 1997
 -------------------------------------------
   RICHARD A. REDEKER
 /s/ Nancy Hays Teeters                      Director                  February 28, 1997
 -------------------------------------------
   NANCY HAYS TEETERS
 /s/ Louis A. Weil, III                      Director                  February 28, 1997
 -------------------------------------------
   LOUIS A. WEIL, III
 /s/ Grace C. Torres                         Principal Financial and
 -------------------------------------------  Accounting Officer       February 28, 1997
   GRACE C. TORRES

                                 EXHIBIT INDEX

     1. Restated Articles of Incorporation. Incorporated by reference to
        Exhibit 1 to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-66407).

     2. Amended and restated By-Laws. Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 20 to the Registration Statement filed on Form N-1A via EDGAR filed on March 1, 1994 (File No. 2-66407).

     4. Instruments defining rights of holders of the securities being offered. Incorporated by reference to Exhibits Nos. 1 and 2 above.

     5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. *

        (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and the Prudential Investment Corporation.*

     6. (a) Selected Dealer Agreement, incorporated by reference to Exhibit 6(b) to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1 (File No. 2-66407).

        (b) Distribution and Service Agreement for Class A shares. Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-66407).

        (c) Distribution and Service Agreement for Class B shares. Incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-66407).

        (d) Distribution and Service Agreement for Class C shares. Incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-66407).

        (e) Amended Distribution Agreement dated January 1, 1996.
        Incorporated by reference to Exhibit 6(e) to Post-Effective Amendment No. 24 to Registration Statement on Form N-1A filed via EDGAR on February 28, 1986 (File No. 2-66407).

     8. Custodian Agreement between the Registrant and State Street Bank and Trust Company.*


     9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc.*

    10. Opinion of Sullivan & Cromwell.*

    11. Consent of Independent Accountants.*

    15. (a) Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-66407).

        (b) Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-66407).

        (c) Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-66407).

    16. (a) Schedule of Calculation of Average Annual Total Return (Class B Shares), incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 13 to Registration Statement on Form N-1A (File No. 2-66407).

        (b) Schedule of Calculation of Average Annual Total Return (Class A Shares), incorporated by reference to Exhibit 16(b) to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A (File No. 2-66407).

        (c) Schedule of Calculation of Aggregate Total Return for Class A and Class B shares, incorporated by reference to Exhibit 16(c) to Post-Effective Amendment No. 20 to Registration Statement on Form N-1A (File No. 2-66407).

    27. Financial Data Schedule.*
---------
 *Filed herewith.